Exhibit 10.23

CONFIDENTIAL TREATMENT

“Subject to a request for confidential treatment, certain provisions of this agreement have been intentionally omitted. The omitted portions subject to the confidential treatment are designated by three asterisks (***). A complete version of this agreement has been separately filed with the Securities and Exchange Commission.”

Manufacturing Services Agreement

Between

Patheon Pharmaceuticals Inc.

And

New River Pharmaceuticals Inc.

August 18, 2006

CONFIDENTIAL TREATMENT

Table of Contents

ARTICLE 1 INTERPRETATION		1

1.1	Definitions	1

1.2	Currency	4

1.3	Sections and Heading	4

1.4	Singular Terms	5

1.5	Schedules	5

ARTICLE 2 PATHEON’S MANUFACTURING RESPONSIBILITIES		6

2.1	Manufacturing Services	6

2.2	Standard of Performance	7

2.3	Failure to Supply	7

2.4	Active Material Yield	7

ARTICLE 3 NEW RIVER’S OBLIGATIONS		9

3.1	Payment	9

3.2	Active Materials	9

ARTICLE 4 CONVERSION FEES AND COMPONENT COSTS		10

4.1	First Year Pricing	10

4.2	Subsequent Years’ Pricing	10

4.3	Adjustments to Pricing	11

4.4	Adjustments Due to Technical Changes	12

ARTICLE 5 ORDERS, SHIPMENT, INVOICING. PAYMENT		13

5.1	Orders and Forecasts	13

5.2	Reliance by Patheon	14

5.3	Minimum Orders	15

i

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5.4	Patheon Forecast for Active Ingredient	15

5.5	Shipments	15

5.6	Invoices and Payment	15

ARTICLE 6 PRODUCT CLAIMS AND RECALLS		16

6.1	Product Claims	16

6.2	Product Recalls and Returns	17

6.3	Disposition of Defective or Recalled Products	18

6.4	Customer Questions and Complaints	18

ARTICLE 7 CO-OPERATION		18

7.1	Quarterly Review	18

7.2	Governmental Agencies	19

7.3	Records and Accounting by Patheon	19

7.4	Inspection	19

7.5	Access	19

7.6	Reports	20

7.7	FDA Filings	20

ARTICLE 8 TERM AND TERMINATION		21

8.1	Initial Term	21

8.2	Termination for Cause	21

8.3	Product Discontinuation	22

8.4	Termination upon Regulatory Refusal	22

8.5	Obligations on Termination	22

ARTICLE 9 REPRESENTATIONS, WARRANTIES AND COVENANTS		23

9.1	Authority	23

9.2	New River Warranties	23

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9.3	Patheon Warranties	23

9.4	Debarred Persons	24

9.5	Permits	24

9.6	Compliance with Laws	24

9.7	No Warranty	24

ARTICLE 10 REMEDIES AND INDEMNITIES		25

10.1	Consequential Damages	25

10.2	Limitation of Liability	25

10.3	Patheon	26

10.4	New River	26

ARTICLE 11 CONFIDENTIALITY		27

11.1	Confidentiality	27

ARTICLE 12 DISPUTE RESOLUTION		27

12.1	Commercial Disputes	27

12.2	Technical Dispute Resolution	28

ARTICLE 13 MISCELLANEOUS		28

13.1	Inventions	28

13.2	Intellectual Properly	29

13.3	Insurance	29

13.4	Independent Contractors	29

13.5	No Waiver	30

13.6	Assignment	30

13.7	Force Majeure	30

13.8	Additional Product	31

13.9	Notices	31

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13.10	Severability	32

13.11	Entire Agreement	32

13.12	Other Terms	32

13.13	No Third Party Benefit or Right	32

13.14	Execution in Counterparts	32

13.15	Governing Law	32

CONFIDENTIAL TREATMENT

MANUFACTURING SERVICES AGREEMENT

THIS MANUFACTURING SERVICES AGREEMENT (the “Agreement’) made as of the 18th day of August, 2006 (the “Effective Date”)

B E T W E E N:

PATHEON PHARMACEUTICALS INC.,
a corporation existing under the laws of the State of Delaware,

(hereinafter referred to as “Patheon”),

- and -

NEW RIVER PHARMACEUTICALS INC.,
a corporation existing under the laws of the Commonwealth of Virginia,

(hereinafter referred to as “New River”).

THIS AGREEMENT WITNESSES THAT in consideration of the rights conferred and the obligations assumed herein, and for other good and valuable consideration (the receipt and sufficiency of which are acknowledged by each party), and intending to be legally bound the parties agree as follows:

ARTICLE 1
INTERPRETATION

1.1	Definitions.

The following terms shall, unless the context otherwise requires, have the respective meanings set out below and grammatical variations of such terms shall have corresponding meanings:

“Active Materials” means the materials listed on Schedule D hereto;

“Active Materials Credit Value” means the value to be attributed to the Active Materials for the purposes of Section 2.4 of this Agreement, as set forth in Schedule D hereto;

“Affiliate” means:

(a)	a business entity which owns, directly or indirectly, a controlling interest in a party to this Agreement, by stock ownership or otherwise; or

CONFIDENTIAL TREATMENT

(b)	a business entity which is controlled by a party to this Agreement, either directly or indirectly, by stock ownership or otherwise; or

(c)	a business entity, the controlling interest of which is directly or indirectly common to the majority ownership of a party to this Agreement;

For the purposes of this definition, “control” means the ownership of shares carrying at least a majority of the votes in respect of the election of the directors of a corporation.

“Annual Product Review Report” means the annual product review report as described in Title 21 of the United States Code of Federal Regulations, Section 211.180(e);

“Annual Report” means the annual report as described in Title 21 of the United States Code of Federal Regulations, Section 314.8 1(b)(2);

“Annual Requirement of Product” means all of New River’s annual requirement of solid dosage form(s) of the Product in the Territory, including all Product manufactured under the United States Collaboration Agreement dated as of March 31, 2005 between New River, Shire LLC and Shire Pharmaceuticals Group PLC as identified in New River’s Form 10-K filing with the Securities Exchange Commission dated April 1, 2005 or any amendment thereto.

“Annual Volume” means the volume of Product to be manufactured in any Year of this Agreement as set forth in Schedule B hereto.

“Applicable Laws” means all federal laws, the Laws of the State of Ohio being the jurisdiction where the Manufacturing Site is located, and the Laws of all jurisdictions where the Products are manufactured, distributed or marketed;

“Authority” means any governmental or regulatory authority, department, body or agency or any court, tribunal, bureau, commission or other similar body, whether federal, state, provincial, county or municipal having proper jurisdiction over the parties and/or the Products, as the context requires;

“Breach Notice” shall have the meaning ascribed thereto in Section 8

“Business Day” means a day other than a Saturday, Sunday or a day that is a statutory holiday in the Commonwealth of Virginia or in the State of Ohio;

“cGMPs” means current good manufacturing practices as described in Parts 210 and 211 of Title 21 of the United States Code of Federal Regulations, together with the latest FDA guidance documents pertaining to manufacturing and quality control practice, all as updated, amended and revised from time to time, or the foreign equivalent in those foreign jurisdictions where Patheon has agreed to supply Product;

“Components” means, collectively, all packaging components, raw materials and ingredients (including labels, product inserts and other labeling for the Products), required to be used in order to produce the Products in accordance with the Specifications, other than the Active Materials;

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“Confidentiality Agreement” means the agreement relating to the non-disclosure of confidential information between Patheon and New River dated May 31, 2003, as amended August 25, 2005;

“Deficiency Notice” shall have the meaning ascribed thereto in Section 6.1(a); “Delivery Date” shall have the meaning ascribed thereto in Section 5.1;

“FDA” means the United States government department known as the Food and Drug Administration, or any successor entity thereto, or the foreign equivalent in those foreign jurisdictions where Patheon has agreed to supply Product;

“Failure Period” has the meaning specified in Section 2.3(a);

“Firm Orders” has the meaning specified in Section 5.1(b);

“Intellectual Property” includes, without limitation, rights in patents, patent applications, formulae, trade-marks, trade-mark applications, trade-names, Inventions, copyright and industrial designs;

“Invention” means information relating to any data, innovation, improvement, development, discovery, computer program, device, trade secret, method, know-how, process, technique or the like, whether or not written or otherwise fixed in any form or medium, regardless of the media on which it is contained and whether or not patentable or copyrightable;

“Inventory” means all inventories of Components and work-in-process produced or held by Patheon in connection with the manufacture of the Products but, for greater certainty, does not include the Active Materials;

“Laws” means all applicable laws, statutes, ordinances, regulations, rules, by-laws, judgments, decrees or orders of any Authority;

“Manufacturing Services” means the manufacturing, quality control, quality assurance and stability testing, packaging, storage, and related services, as contemplated in this Agreement, and the Quality Agreement, required to produce Products from Active Materials and Components;

“Manufacturing Site” means the facility owned and operated by Patheon that is located at 2110 East Galbraith Road, Cincinnati, Ohio 45237-1625;

“Patheon Manufacturing Responsibilities” means Patheon’s responsibilities and obligations with respect to the provision of Manufacturing Services as set forth in this Agreement and the Quality Agreement;

CONFIDENTIAL TREATMENT

“Permits” shall have the meaning ascribed thereto in Section 9.3(d); “Products” means the products listed on Schedule A hereto;

“Quality Agreement” means the agreement to be entered into between the parties hereto setting forth, among other things, the quality assurance standards to be applicable to the Manufacturing Services provided by Patheon, which agreement shall be substantially in the form attached hereto as Schedule 0;

“Recall” shall have the meaning ascribed thereto in Section 6.2;

“Run Quantity” means the number of batches of a Product to be produced during the same cycle of manufacturing as set forth in Schedule B hereto;

“Specifications” means the applicable quality control provisions in the Quality Agreement, along with the file for each Product which is provided by New River to Patheon in accordance with the procedures listed in Schedule A, which contains documents relating to such Product, including, without limitation:

(a)	[***];
(b)	[***];
(c)	[***];
(d)	[***];
(e)	[***]; and
(f)	[***].

all as updated, amended and revised from time to time by New River in accordance with the terms of this Agreement;

“Technical Dispute” has the meaning specified in Section 12.2;

“Territory” means the United States of America, its territories and possessions;

“Third Party Rights” means the Intellectual Property of any third party other than (i) Patheon, (ii) New River, or (iii) an Affiliate; and

“Year” means in the first year of this Agreement, the period from the Effective Date up to and including December 31 of the same calendar year, and thereafter shall mean a calendar year.

1.2	Currency.

Unless otherwise indicated, all monetary amounts are expressed in this Agreement in the lawful currency of the United States of America.

1.3	Sections and Heading.

The division of this Agreement into Articles, sections, subsections and Schedules and the insertion of headings are for convenience of reference only and shall not affect the interpretation of this Agreement. Unless otherwise indicated, any reference in this Agreement to a Section or Schedule refers to the specified Section or Schedule to this Agreement. In this Agreement, the terms “this Agreement”, “hereof”, “herein”, “hereunder” and similar expressions refer to this Agreement and not to any particular part, Section, Schedule or the provision hereof.

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1.4	Singular Terms.

Except as otherwise expressly provided herein or unless the context otherwise requires, all references to the singular shall include the plural and vice versa.

1.5	Schedules

The following Schedules are attached to, incorporated in and form part of this Agreement:

Schedule A	-	Product Formula and Specifications
Schedule B	-	Run Quantity, Annual Volume & Fees
Schedule C	-	Stability Testing
Schedule D	-	Active Materials & Active Materials Credit Value
Schedule E	-	Batch Numbering & Expiration Dates
Schedule F	-	Technical Dispute Resolution
Schedule 0	-	Quality Agreement
Schedule H	-	Quarterly Active Materials Inventory Report
Schedule I	Report of Annual Active Material Inventory Reconciliation and Calculation of Actual Annual Yield

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ARTICLE 2

PATHEON’S MANUFACTURING RESPONSIBILITIES

2.1	Manufacturing Services

Patheon shall provide the Manufacturing Services to New River on a non- exclusive basis. Patheon shall manufacture and supply a [***] of New River’s Annual Requirement of Product in the Territory and for the fees specified in Schedules B and C. Patheon may change the Manufacturing Site for the Products only with the prior written consent of New River, such consent not to be unreasonably withheld. The parties acknowledge and agree that it would be reasonable for New River to withhold such consent if Patheon proposes to change the Manufacturing Site to a location outside the 48 contiguous U.S. states or to a facility that, in New River’s reasonable judgment, has a poor quality or safety record. The cost of any such change in Manufacturing Site shall be bone solely by Patheon. If Manufacturing Services have not commenced within 12 months of the date of execution of this Agreement due to no fault of Patheon, Patheon reserves the right to amend the fees set out in Schedules B and C, but in no event shall any increase in fees exceed the fee adjustment contemplated in Section 4.2. In providing the Manufacturing Services, Patheon shall perform each of the following services:

(a)	Conversion of Active Materials and Components. Patheon shall convert Active Materials and Components into Products in accordance with the Specifications and cGMPs.

(b)
Quality Control and Quality Assurance. Patheon shall comply with the obligations set forth in the Quality Agreement. Each time Patheon ships Products to New River, it shall provide New River with a certificate of analysis and certificate of compliance (as defined in the Quality Agreement) and other documentation as reasonably required by New River for such Products.

(c)	Components. Patheon shall purchase and test all Components at Patheon’s expense, as specified by the Specifications.

(d)
Stability Testing. Patheon shall conduct stability testing on the Products in accordance with the protocols set out in the Specifications. Patheon shall not make any changes to these testing protocols [***]. New River shall pay the fees specified in Schedule C for all stability testing that is necessary for compliance with FDA requirements or is requested by New River. In the event that any batch of Products fails stability testing, Patheon and New River shall jointly determine the proceedings and methods to be undertaken to investigate the causes of such failure, including which party shall bear the cost of such investigation, provided that Patheon shall not be liable for any such costs unless there has been a failure by it to provide the Manufacturing Services in accordance with the Patheon Manufacturing Responsibilities. Patheon will provide any and all data and results relating to the stability testing to New River promptly following any request by New River.

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(e)
Packaging. Patheon shall package the Products with labels, product inserts and other packaging as set out in the Specifications. [***]. In addition, Patheon shall make arrangements for and implement the imprinting of batch numbers and expiration dates on the packaging of each Product in compliance with all Laws. Such batch numbers and expiration dates shall be affixed on the Products and on the shipping carton of each Product as outlined in the Specifications and as required by cGMPs. The system used by Patheon for batch numbering and expiration dates is detailed in Schedule E hereto. New River may, in its sole discretion, make changes to labels, product inserts and other packaging for the Products, which changes shall be submitted by New River to all applicable governmental agencies and other third parties responsible for the approval of the Products. New River shall be responsible for any additional costs related to such labeling changes when such changes occur. Patheon’s name shall not appear on the label or anywhere else on the Products unless: (i) required by any Laws; or (ii) Patheon expressly consents to such use of its name in writing.

2.2	Standard of Performance

Patheon shall provide the Manufacturing Services in accordance with the Specifications, cGMPs, the Quality Agreement, and all Laws associated with the manufacture and supply of human pharmaceutical products.

2.3	Failure to Supply

In the event that Patheon is unable to provide Manufacturing Services for the Product in accordance with the Specifications, the terms of this Agreement, the Quality Agreement or cGMPs, and such inability is or is likely to subsist on a [***] (“Failure Period”), the parties agree to work together in good faith during the Failure Period to resolve the event causing Patheon’s failure to provide the Manufacturing Services for the Product and to procure the continued Manufacturing Services for the Product from Patheon as soon as reasonably practicable following the resolution of the event causing the Failure Period.

2.4	Active Material Yield

(a)
Reporting. Patheon shall provide New River with a quarterly inventory report of the Active Materials held by Patheon in accordance with the inventory report form annexed hereto as Schedule H which shall contain the following information for such quarter:

Quantity Received: The total quantity of Active Materials that complies with the Specifications and is received at a Manufacturing Site during the applicable period.

Quantity Dispensed: The total quantity of Active Materials dispensed at a Manufacturing Site during the applicable period. The Quantity Dispensed is calculated by adding the Quantity Received to the inventory of Active Materials that complies with the Specifications and is held at the beginning of the applicable period, less the inventory of Active Materials that complies with the Specifications and is held at the end of such period. The Quantity Dispensed shall only include (a) Active Materials received and dispensed in connection with commercial manufacturing of Products and (b) Active Materials that are lost, damaged, or destroyed after receipt at a Manufacturing Site, and, for certainty, shall not include any Active Materials received or dispensed in connection with technical transfer activities or development activities during the applicable period, including, without limitation, any regulatory, stability, validation or test batches manufactured during the applicable period.

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Quantity Converted: The total amount of Active Materials contained in the Products produced with the Quantity Dispensed (including lab samples and any additional Products produced in accordance with Section 6.1 or 6.2), delivered by Patheon, and not rejected, recalled or returned in accordance with Section 6.1 or 6.2 as a result of a failure by Patheon to provide Manufacturing Services in accordance with Patheon Manufacturing Responsibilities.

[***] after the end of each Year, Patheon shall prepare an annual reconciliation of Active Materials in accordance with the reconciliation report form annexed hereto as Schedule I including the calculation of the “Actual Annual Yield” or “ for the Product at the Manufacturing Site during the Year, which AAY is the percentage of the Quantity Dispensed that was converted to Products and is calculated as follows:

[***]

After Patheon has produced a minimum of ten (10) commercial production batches of Product without significant losses and has produced commercial production batches for at least six (6) months at a Manufacturing Site (collectively, the “Target Yield Determination Batches”) pursuant to this Agreement, the Parties will mutually agree on the target yield in respect of such Product at such Manufacturing Site (each, a “Target Yield”). Thereafter, Patheon shall strive to maintain Actual Annual Yield levels for each Product above the applicable Target Yield. Notwithstanding the foregoing, the Target Yield will be adjusted Yearly through good faith negotiations, which negotiations will take in account the Actual Annual Yield for the Product over the preceding Year.

(b)	Shortfall Calculation. If the Actual Annual Yield [***], then the shortfall for such Year (the “Shortfall”) shall be determined based on the following calculation:

[***]

The Shortfall shall be disclosed by Patheon on the reconciliation report prepared in the form annexed hereto as Schedule I.

(c)
Credit. If the Actual Annual Yield for a Product [***], then Patheon shall reimburse New River the amount of the applicable Shortfall [***]. Each credit under this Section 2.4 shall be summarized on the reconciliation report prepared in the form annexed hereto as Schedule I and shall be made in accordance with Section 5.6. If the Actual Annual Yield for a Product [***] (as set forth in Section 2.1) of such Product that will be manufactured by Patheon for the remainder of the term of the Agreement, at New River’s sole discretion. In addition, if any point during a Year, it is likely, in the reasonable opinion of New River management, that the Actual Annual Yield for a Product for such Year will [***], then [***] (as set forth in Section 2.1) of such Product that will be manufactured by Patheon during the [***]. In any event, the parties shall make all reasonable efforts to correct through amicable negotiations any failure of the Actual Annul Yield to meet the respective Target Yield in a Year.

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(d)
Maximum Credit. Notwithstanding the foregoing provisions of this Section 2.4, Patheon’s liability for Active Materials calculated in accordance with this Section 2.4 for any Product in a Year shall not exceed, in the aggregate, the maximum credit value set forth in Schedule D hereto.

(e)	No Material Breach. It shall not constitute a material breach of this Agreement by Patheon, for the purposes of Section 8.2(a), if the Actual Annual Yield is less that the Target Yield.

(f)
Significant Losses Not with anything to the contrary in this Agreement, Patheon shall notify New River of any significant loss of Active Material [***]. Such notification shall not in any way limit New River’s rights or Patheon’s obligations under this Section 2.4 with respect to Shortfalls.

ARTICLE 3

NEW RIVER’S OBLIGATIONS

3.1	Payment

Pursuant to the terms of this Agreement, New River shall pay Patheon for the provision of the Manufacturing Services according to the fees specified in Schedules 8 and C hereto (such fees being subject to adjustment in accordance with the terms hereof).

3.2	Active Materials

New River shall at its sole cost and expense, deliver the Active Materials to Patheon in sufficient quantities and at such times to facilitate the provision of the Manufacturing Services by Patheon, which Active Materials shall be held by Patheon on behalf of New River on the terms and subject to the conditions herein contained. New River shall pay Patheon [***], [***], for storing Active Materials [***]. If the Active Material is determined to be a DEA Schedule 2 drug or requires refrigeration, [***] per pallet, per month. The parties acknowledge and agree that all right, title and interest in and to the Active Materials shall at all times belong to and remain with New River. Patheon agrees that any Active Materials received by it shall only be used by Patheon to provide the Manufacturing Services.

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ARTICLE 4

CONVERSION FEES AND COMPONENT COSTS

4.1	First Year Pricing.

The fees for the Manufacturing Services (which fees include Component costs) through December 31, 2006, are set forth in pricing schedule as listed in Schedules B and C and are subject to the adjustments set forth in Section 4.3. Fees are also subject to adjustments for any changes in the process or equipment, including, but not limited to, inclusion of individual capsule weight checking.

4.2	Subsequent Years’ Pricing.

The fees for the Manufacturing Services provided pursuant to the terms of this Agreement during any period following December 31, 2006, shall be determined in accordance with the following:

(a)
Manufacturing and Component Costs. On each Yearly anniversary of this Agreement, either party shall be entitled to an adjustment to the fees (i) for Manufacturing Services in respect of the Products to reflect inflation or deflation, which adjustment shall be based on the increase or decrease in the United States - Consumer Price Index for All Urban Consumers (CPI-U), published by the United States Department of Labor, Bureau of Labor Statistics in September of the then current Year compared to the same month of the preceding Year, unless the parties otherwise agree in writing; and (ii) for Component costs to pass on the actual amount of any increase o; as set forth in Section 4.4(c), the decrease in such costs.

(b)
Annual Forecast. To the extent that the parties agree that the projections contained in the rolling forecast provided pursuant to Section 5.1(a) necessitate that an appropriate adjustment be made to the Manufacturing Services fees in respect of any Product for such Year, then such fees shall be either increased or decreased accordingly.

(c)
Pricing Basis. New River acknowledges that the fee for Manufacturing Services in respect of a Product in any Year, following December 31, 2006, is quoted based [***] specified in Schedule B or thereafter specified in the forecast provided pursuant to clause (b) of this Section 4.2 for such Year and is subject to change if the [***]. For greater certainty, if Patheon and New River agree that the Run Quantity in respect of a Product shall be reduced, whether as a result of a decrease in estimated Annual Volume or otherwise, and as a result of such reduction, Patheon’s fees for Manufacturing Services relating to such Product increase on a per unit basis, then Patheon shall be entitled to an increase in the fee for Manufacturing Services in respect of such Product by an amount sufficient to absorb such increase solely for any third party costs related to Components. Likewise, if Patheon and New River agree that the Run Quantity in respect of a Product shall be increased, whether as a result of an increase in estimated Annual Volume or otherwise, and as a result of such increase, Patheon’s fees for Manufacturing Services relating to such Product decrease on a per unit basis, then New River shall be entitled to a decrease in the fee for Manufacturing Services in respect of such Product by an amount sufficient to reflect such decrease.

CONFIDENTIAL TREATMENT

In connection with a fee adjustment pursuant to clause (a) of this Section 4.2, Patheon shall deliver to New River by [***] of each Year following December 31, 2006 a revised Schedule B and a statement outlining the percentage increase or decrease, as applicable, in the Consumer Price Index, upon which such fee adjustment is based. In connection with all fee adjustments pursuant to clauses (b) and (c) of this Section 4.2, Patheon shall deliver to New River by [***] of each Yea; including [***], a revised Schedule B and such budgetary pricing information or other documentation reasonably sufficient to demonstrate that a fee adjustment is justified, provided that Patheon shall have no obligation to provide any supporting documents to the extent such documents are subject to obligations of confidentiality between Patheon and its suppliers. Such revised fee shall be effective with respect to any Product manufactured or delivered after the end of the then current Year.

4.3	Adjustments to Pricing.

During any Year of this Agreement the fees set out in Schedule B shall be subject to adjustment in accordance with the following:

(a)
Campaign Pricing. The fees for the Manufacturing Services listed in Schedule B reflect campaign sizes based upon Annual Volume for each Product. The most recent annual New River forecast available on October l of the preceding year will be used to determine the monthly campaign sizes, and therefore, the corresponding fees applicable for the following year, subject to the documentation requirement set forth in the paragraph immediately following Section 4.3(b). Campaign sizes are not subject to monthly changes, but the frequency may be adjusted to match demand.

(b)
Extraordinary Changes in Component Costs. If at any time after December 31, 2006 market conditions result in Patheon’s cost of Components being materially greater than normal forecasted increases or materially lower than normal forecasted decreases, then Patheon shall adjust the fee for Manufacturing Services accordingly to reflect such an increase or decrease with respect to any affected Products to compensate for such material change in Component costs. For the purposes of this clause (b), changes materially greater than normal forecasted increases or materially lower than normal forecasted decreases (as the case may be) shall be considered to have occurred if: (i) the cost of a Component increases or decreases by [***] of the cost for that Component upon which the most recent fee quote was based; or (ii) the aggregate cost for all Components required to manufacture a Product increases or decreases by [***] of the total Component costs for such Product upon which the most recent fee quote was based. To the extent that Component costs have been previously adjusted pursuant to clause (a) of Section 4.2 or this clause (b) to reflect an increase or decrease in the cost of one or more Components, the adjustments provided for in (i) and (ii) above shall operate based on the costs attributed to such Component (or Components) at the time the last of such adjustments were made.

CONFIDENTIAL TREATMENT

In connection with a fee adjustment pursuant to Section 4.3(a) or 4.3(b), Patheon shall deliver to New River a revised Schedule B and such budgetary pricing information, adjusted Component costs or other documentation reasonably sufficient to demonstrate that a fee adjustment is justified, provided that Patheon shall have no obligation to provide any supporting documents to the extent such documents are subject to obligations of confidentiality between Patheon and its suppliers. Such revised fee shall be effective with respect to any Product delivered or manufactured after the end of the then current Year.

4.4	Adjustments Due to Technical Changes.

(a)
In the event that New River requests an amendment to the Specifications or the Quality Agreement, Patheon shall conduct a technical and cost review of the proposed amendment. If requested by Patheon, Patheon and New River shall negotiate in good faith an equitable revision to the fees specified in Schedule B or C to reflect changes in costs that would result from such amendment. Any cost increases asserted by Patheon shall be consistent with then-prevailing market standards, and Patheon will provide New River with documentation reasonably sufficient to demonstrate that a fee adjustment is justified, provided that Patheon shall have no obligation to provide any supporting documents to the extent such documents are subject to obligations of confidentiality between Patheon and its suppliers. If the Parties agree on a proposed fee change, the proposed change in the Specifications and/or Quality Agreement shall be implemented, and the fee change shall become effective only with respect to those orders of Products that are manufactured in accordance with the revised Specifications and/or revised Quality Agreement. In addition [***], all Inventory utilized under the “old” Specifications and purchased or maintained by Patheon necessary to fill Firm Orders or in accordance with Section 5.2, to the extent that such Inventory can no longer be utilized under the revised Specifications. Open purchase orders for Components no longer required under any revised Specifications that were placed by Patheon with suppliers in order to fill Firm Orders or in accordance with Section 5.2 shall be cancelled where possible, and where such orders are not subject to cancellation without penalty, shall be assigned to and satisfied by New River.

(b)
Amendments to the Specifications, the Quality Agreement or the Manufacturing Site requested by Patheon will only be implemented following the prior approval of New River, including a technical and cost review by the parties and are subject to New River and Patheon reaching agreement as to revisions, if any, to the fees specified in Schedules B or C necessitated by any such amendment.

(c)
Patheon and New River may collaborate to identify, target and implement all potential areas of cost reduction relating to the performance of their obligations under this Agreement, including the cost of Components and improvements in processing and Manufacturing Services. Such areas of jointly developed cost reduction shall be discussed at the quarterly meetings of the relationship managers as set forth in Section 7.1. Any benefits of such jointly developed cost reductions or improved efficiencies achieved shall be shared equally between Patheon and New River after the party who incurred any costs associated therewith, if any, has recovered its costs.

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ARTICLE 5

ORDERS, SHIPMENT, INVOICING. PAYMENT

5.1	Orders and Forecasts

(a)
Rolling Forecasts. Concurrent with the execution of this Agreement, New River shall provide Patheon with a written, non-binding, [***] of the volume of each Product that New River then anticipates will be required to be produced and delivered to New River or its designee during each month of that [***]. Such forecast will be updated by New River monthly on or before the [***] day of each calendar month [***] and updated forthwith upon New River determining that the volumes contemplated in the most recent of such forecasts has changed by more than [***]. The most recent [***] forecast shall prevail. Patheon shall accept each written forecast by signing and returning such forecast to New River. The first three months of rolling forecast for supply of Product shall be binding.

(b)
Firm Orders. On or before the [***], New River shall issue firm written orders (“Firm Orders”) for the Products to be produced and delivered to New River on a date specified in each Firm Order (the “Delivery Date”), such Delivery Date to be [***] from the first day of the calendar month immediately following the date that the Firm Order is submitted. Such Firm Orders shall further specify New River’s purchase order number, quantities by Product type, monthly delivery schedule and any other elements necessary to ensure the timely production and shipment of the Products. The quantities of Products ordered in such written orders shall be firm and binding on New River and shall not be subject to reduction by New River. If New River requests an increase in a Firm Order, Patheon shall use [***] to comply with such increase, [***].

(c)
[***] Forecast. On or before the [***] of [***] in each Year, New River shall provide Patheon with a [***] forecast (broken down by [***] for the [***] and [***] of the forecast) of the volume of each Product New River then anticipates will be required to be produced and delivered to New River during the [***].

(d)
Delivery. Patheon shall use [***] to deliver 100% of the Products ordered in Firm Orders on the applicable Delivery Date. If Patheon has learned that any delivery of Products may be expected to be delivered any time after the Delivery Date, Patheon shall (0 as soon as practical notify New River or its designee, (ii) ensure that its own senior management is advised of this issue, and (iii) develop and implement a remedial plan reasonably calculated to prevent future late deliveries. In the event that Patheon either (i) delivers to New River [***] of the Product specified in the Firm Orders for any given [***]; (ii) delivers to New River [***] of the Product specified in the Firm Orders for any [***]; or (iii) delivers to New River [***] of the Product specified in the Firm Orders for any given Year, including the first Year, [***], then New River shall have the right to reduce the Annual Requirement (as set forth in Section 2.1) of such Product that will be manufactured by Patheon for the remainder of the term of the Agreement by [***].

CONFIDENTIAL TREATMENT

(e)
Regulatory Approval. Except for launch quantities of Product as provided in Section 5.2(a), New River shall be under no obligation to issue Firm Orders for Products unless and until New River receives regulatory approval for marketing of the Product.

5.2	Reliance by Patheon

(a)
New River understands and acknowledges that Patheon will rely on the rolling forecasts and Firm Orders submitted pursuant to Sections 5.1(a) and (b) in ordering the Components required to meet such Firm Orders. In addition, New River understands that to ensure an orderly supply of such Components, it may be desirable for Patheon to purchase such Components in sufficient volumes to meet the production requirements for Products during part or all of the forecasted periods referred to in Section 5.1(a) or to meet the production requirements of any longer period agreed to by Patheon and New River. Accordingly, New River authorizes Patheon to purchase Components in order to satisfy the production requirements for Products for the [***] contemplated in the most recent forecast provided by New River pursuant to Section 5.1(a) and agrees that Patheon may make such other purchases of Components to meet production requirements during such longer periods as may be agreed to in writing from time to time by New River at the request of Patheon or New River. New River shall provide Patheon with its written authorization to order Components in respect of any launch quantities of Product requested by New River, which upon acceptance by Patheon shall constitute a Firm Order. If Components ordered by Patheon pursuant to Firm Orders or this Section 5.2 are not included in finished Products purchased by New River after the forecasted month in respect of which such purchases have been made (or such longer period as the parties may agree) or if such Components have expired during such period, then New River shall pay to Patheon its costs therefor (including all costs incurred by Patheon in connection with the purchase and handling of such Components) within reason; provided, however, that in the event such Components are incorporated into Products subsequently purchased by New River or into third party products manufactured by Patheon and subsequently purchased by a third party, New River will receive credit for any costs of such Components previously paid to Patheon by New River.

(b)
If New River fails to dispose of Components [***] or Product [***]. If the Product contains an Active Material that is determined to be a DEA Schedule 2 drug or requires refrigeration, [***]. Patheon shall have the option to ship Product held longer than three months to New River at New River’s expense upon two weeks written notice to New River.

CONFIDENTIAL TREATMENT

5.3	Minimum Orders

New River may only order batches of Products equal to or greater than the Minimum Run Quantities set out in Schedule B.

5.4	Patheon Forecast for Active Ingredient.

[***] of receiving New River’s first written forecast, pursuant to Section 5.1(a), of its anticipated requirements for the Product for the next succeeding Year and thereafter [***] from receipt of each additional New River forecast, Patheon shall submit to New River its written forecast of its anticipated requirements of the Active Ingredient for the next succeeding Year. The parties acknowledge that the Active Material is scheduled under the Federal Controlled Substances Act and that Patheon is required to obtain a quota from the DEA before manufacturing Products. Patheon shall submit in a timely matter all necessary documents to request a quota sufficient to meet New River’s forecast needs. Additional requests shall be submitted by Patheon to DEA in a timely matter as necessary to reflect changes in New River’s forecast requirements of Products.

5.5	Shipments.

Shipments of Products shall be made EXW (as such term is defined in INCOTERMS 2000) Patheon’s shipping point unless otherwise mutually agreed. Risk of loss or of damage to Products shall remain with Patheon until Patheon loads the Products onto the carrier’s vehicle for shipment at the shipping point at which time risk of loss or damage shall transfer to New River. Patheon shall, in accordance with New River’s instructions and as agent for New River, (i) arrange for shipping to be paid by New River and (ii) at New River’s risk and expense, obtain any export license or other official authorization necessary to export the Products. New River shall arrange for insurance and shall select the freight carrier used by Patheon to ship Products and may monitor Patheon’s shipping and freight practices as they pertain to this Agreement. Products shall be transported in accordance with the Specifications.

5.6	Invoices and Payment.

Invoices shall be sent by fax or email to such fax number or email address as may be provided by New River in writing from time to time. Patheon shall also submit to New River with each shipment of Products, a duplicate copy of the invoice covering such shipment. Patheon shall also provide New River with an invoice covering any Inventory which is to be purchased by Patheon pursuant to the terms of this Agreement. Each such invoice shall, to the extent applicable, identify New River’s purchase order number, Product numbers, names and quantities, unit price, freight charges and the total amount to be remitted by New River. New River shall pay all such invoices [***] of the date thereof. In the event that New River disputes any portion of such invoices in good faith, payment for such invoices shall not be due until the parties resolve such dispute.

CONFIDENTIAL TREATMENT

ARTICLE 6

PRODUCT CLAIMS AND RECALLS

6.1	Product Claims.

(a)
Product Claims. New River has the right to reject any portion of any shipment of Products that deviates from the Specifications, cGMPs or the Quality Agreement, without invalidating any remainder of such shipment. New River shall inspect the Products manufactured by Patheon upon receipt thereof and shall give Patheon written notice (a “Deficiency Notice”) of all claims for Products that deviate from the Specifications or cGMPs [***] after New River’s receipt thereof (or, in the case of any defects not reasonably susceptible to discovery upon receipt of the Product, [***] after discovery thereof by New River, but in no event after the expiration date of the Product). Should New River fail to provide Patheon with the Deficiency Notice [***], then the delivery shall be deemed to have been accepted by New River [***], as applicable. Except as set out in Section 6.2 or Section 10.3, Patheon shall have no liability for any deviations for which it has not received notice [***].

(b)
Determination of Deficiency. Upon receipt of a Deficiency Notice, Patheon shall have [***] to advise New River by notice in writing that it disagrees with the contents of such Deficiency Notice. If New River and Patheon fail to agree [***] after Patheon’s notice to New River as to whether any Products identified in the Deficiency Notice deviate from the Specifications or cGMPs, then the parties shall mutually select an independent laboratory to evaluate if the Products deviate from the Specifications or cGMPs. Such evaluation shall be binding on the parties, and if such evaluation certifies that any Products deviate from the Specifications or cGMPs, New River may reject those Products in the manner contemplated in Section 6.1(a). If such evaluation does not so certify that a Product-deviates the Specifications or cGMP, then New River shall be deemed to have accepted delivery of such Product on the date such evaluation was completed, but in no event after the expiration date of the Product. The party to whom such third party laboratory certification is adverse shall bear any out-of- pocket and/or actual costs that the parties incur in connection with such evaluation.

(c)
Patheon Responsibility. In the event New River rejects Products in accordance with this Section 6.1, and the deviation is determined to arise from Patheon’s failure to provide the Manufacturing Services in accordance with the Patheon Manufacturing Responsibilities, Patheon will credit New River’s account for Patheon’s invoice price to New River for such defective Products. If New River shall have previously paid for such defective Products, Patheon shall promptly, at New River’s election, either: (i) refund the invoice price for such defective Products; (ii) offset such amount against other amounts due to Patheon hereunder; or (iii) replace such Products with conforming Products [***] without New River being liable for payment therefor under Section 3.1, contingent upon the receipt from New River of all Active Materials and subject to the availability of Components required for the manufacture of such replacement Products. In any case in which New River rejects Products in accordance with this Section 6.1, Patheon shall, subject to the provisions of Section 2.4, reimburse New River for all costs incurred by New River with respect to Active Materials used in such non-compliant Products.

CONFIDENTIAL TREATMENT

(d)	Shortages. Subject to Section 5.1(b), claims for shortages in the amount of Products shipped by Patheon shall be dealt with as may reasonably be agreed to by the parties.

6.2	Product Recalls and Returns

(a)
Records and Notice. Patheon and New River shall each maintain such records as may be necessary to permit a Recall of any Products delivered to New River or customers of New River. Each party shall promptly notify the other by telephone (to be confirmed in writing) of any information which might affect the marketability, safety or effectiveness of the Products and/or which might result in the Recall or seizure of the Products. Upon receiving any such notice or upon any such discovery, each party shall cease and desist from further shipments of such Products in its possession or control until a decision has been made whether a Recall or some other corrective action is necessary. The decision to initiate a Recall or to take some other corrective action, if any, shall be made and implemented by New River or its designee. “Recall” shall mean any action (i) by New River or its designee to recover title to or possession of quantities of the Products sold or shipped to third parties (including, without limitation, the voluntary withdrawal of Products from the market); or (ii) by any regulatory authorities to detain or destroy any of the Products. Recall shall also include any action by either party to refrain from selling or shipping quantities of the Products to third parties which would have been subject to a Recall if sold or shipped.

(b)
Recalls. In the event (i) any governmental or regulatory authority issues a directive, order or, following the issuance of a safety warning or alert with respect to a Product, a written request that any Product be recalled, (ii) a court of competent jurisdiction orders such a Recall, or (iii) New River determines that any Product should be Recalled or that a “dear doctor” letter is required relating the restrictions on the use of any Product, Patheon will co-operate as reasonably required by New River or its designee, having regard to all applicable laws and regulations.

(c)
Product Returns. New River shall have the responsibility for handling customer returns of the Products. To the extent Products are inadvertently sent to Patheon by New River’s customers, Patheon shall notify New River and follow New River’s instruction for handling such returned Products, such instruction to be provided by New River upon notice from Patheon, at New River’s costs.

CONFIDENTIAL TREATMENT

(d)
Patheon’s Responsibility. To the extent that a Recall or return results from, or arises out of, a failure by Patheon to provide the Manufacturing Services in accordance with the Patheon Manufacturing Responsibilities, Patheon shall be responsible to New River for New River’s documented out of pocket expenses of such Recall or return. Patheon shall promptly, at New River’s election, either: (i) refund the invoice price for such Recalled or returned Products; (ii) offset such amount against other amounts due to Patheon hereunder or (iii) use [***] to replace the Recalled or returned Products with new Products [***], contingent upon the receipt from New River of all Active Materials and subject to the availability of Components required for the manufacture of such replacement Products. Subject to the limitations set out in Section 10.2, [***]. In all other circumstances, [***].

6.3	Disposition of Defective or Recalled Products.

Neither party (“Complaining Party”) shall dispose of any damaged, defective, returned, or Recalled Products in relation to which it intends to assert a claim against the other party without such other party’s prior written authorization to do so. Alternatively, the Complaining Party may instruct the other party to return such Products to Complaining Party at such party’s cost. Complaining Party shall bear the cost of disposition with respect to any damaged, defective, returned, or Recalled Products in relation to which such party bears responsibility under Section 6.1 or 6.2 hereof. In all other circumstances, [***].

6.4	Customer Questions and Complaints.

New River shall have the sole responsibility for responding to questions and complaints from New River’s customers. Questions or complaints received by Patheon from New River’s customers shall be promptly referred to New River. Patheon shall co-operate as reasonably required to allow New River to determine the cause of and resolve any customer questions and complaints. Such assistance shall include follow-up investigations, including testing. In addition Patheon shall provide New River with all mutually agreed upon information that will enable New River to respond properly to questions or complaints relating to the Products as provided in the Quality Agreement. Unless it is determined that the cause of any customer complaint resulted from a failure by Patheon to provide the Manufacturing Services in accordance with the Patheon Manufacturing Responsibilities, all costs incurred in respect of this Section 6.4 shall be borne by New River.

ARTICLE 7

CO-OPERATION

7.1	Quarterly Review.

Each party shall forthwith upon execution of this Agreement appoint one of its employees to be a relationship manager responsible for liaison between the parties. The relationship managers shall meet not less than quarterly to review the current status of the business relationship and manage any issues that have arisen, including any ways to improve efficiency or reduce costs associated with the Manufacturing Services. Patheon’s relationship manager shall take minutes at such meetings and deliver such minutes to the relationship manager for New River within a reasonable amount of time following such meetings.

CONFIDENTIAL TREATMENT

7.2	Governmental Agencies.

Subject to Section 7.7, each party may communicate with any governmental agency, including but not limited to governmental agencies responsible for granting regulatory approval for the Products, regarding such Products if in the opinion of that party’s counsel, such communication is necessary to comply with the terms of this Agreement or the requirements of any law, governmental order or regulation; provided, however, that unless in the reasonable opinion of its counsel there is a legal prohibition against doing so, such party shall permit the other party to accompany and take part in any communications with the agency, and to receive copies of all such communications from the agency.

7.3	Records and Accounting by Patheon.

In conformance with the Quality Agreement, Patheon shall keep records of the Manufacturing Services and shipping of the Products, and retain samples of such Products as are necessary to comply with manufacturing regulatory requirements applicable to Patheon, as well as to assist with resolving Product complaints and other similar investigations. Copies of such records and samples shall be retained for a [***] following the date of Product expiry, or longer if required by law after which Patheon may destroy such records or samples. New River is responsible for retaining samples of the Products necessary to comply with the legal and/or regulatory requirements applicable to New River.

7.4	Inspection.

New River or its designee may inspect Patheon reports and records relating to this Agreement during normal business hours and with reasonable advance notice, provided a Patheon representative is present during any such inspection.

7.5	Access.

Patheon shall provide New River or its designee with reasonable access at mutually agreeable times to its Manufacturing Site in which the Products are manufactured, stored, handled or shipped in order to permit New River’s verification of Patheon’s compliance with the Patheon Manufacturing Responsibilities and with all Laws. For greater certainty, the right of access provided in this Section 7.5 shall not include a right to access or inspect Patheon’s financial records. Patheon shall notify New River of any inspections by any governmental agency specifically involving the Products. New River or its designee reserves the right to be present during any such inspection by any governmental agency, to review any findings by such governmental agency that are communicated to Patheon, and to have a reasonable period in which to comment on any response before such response is sent to the governmental agency. All audited data shall be treated as Confidential Information of Patheon and New River or its designee shall not be permitted to remove or copy data without Patheon’s prior written consent. Any investigation conducted in connection with an invoice dispute shall not be considered a financial audit under this Section 7.5.

CONFIDENTIAL TREATMENT

7.6	Reports.

Patheon will supply on an annual basis, and upon lesser intervals as may be reasonably requested by New River, all Product data, including release test results, complaint test results, and all investigations (in manufacturing, testing and storage), that New River reasonably requires in order to complete any filing under any applicable regulatory regime, including any annual product report that New River is required to file with the FDA. At New River’s request, Patheon shall provide a copy of the Annual Product Review Report to New River at no additional cost. Any additional report requested by New River beyond the scope of cGMPs and customary FDA requirements may be subject to an additional fee to be agreed upon between Patheon and New River.

7.7	FDA Filings.

(a)
FDA Filings. New River shall have the sole responsibility for filing all documents with the FDA and taking any other actions that may be required for the receipt of FDA Approval for the commercial manufacture of all of the Products. Patheon shall assist New River, to the extent consistent with Patheon’s obligations under this Agreement, to obtain FDA Approval for the commercial manufacture of all Products as quickly as reasonably possible. New River shall provide Patheon with copies of all FDA filings at the time of submission which contain chemistry, manufacturing and controls (“CMC”) data regarding the Product.

(b)
Verification of CMC. [***] with the FDA, or a timeframe mutually agreed to by the parties, the CMC of the New Drug Application (“NDA”) or the Abbreviated New Drug Application (“ANDA”) filing, as the case may be, New River shall provide Patheon with a draft copy of the CMC portion of such application, as well as all supporting documents which have been relied upon to prepare the CMC portion, so as to permit Patheon to verify that the CMC portion accurately describes the work that Patheon has performed and the manufacturing processes that Patheon will perform pursuant to this Agreement.

(c)
Pre-Approval Inspection. If New River does not provide Patheon with the documentation requested under paragraph (b) above within the time stipulated in that paragraph and if Patheon reasonably believes that Patheon’s standing with the FDA may be jeopardized, Patheon may, in its sole discretion, delay or postpone the FDA pre-approval inspection ( until such time Patheon has reviewed the requested documentation and is satisfied that its contents accurately describe the Manufacturing Services Patheon has performed and will perform under this Agreement.

(d)
Deficiencies. If in Patheon’s reasonable discretion, Patheon determines that any of the information provided by New River in accordance with paragraph (b) above is inaccurate or deficient in any manner whatsoever (the “Deficiencies”), Patheon shall notify New River in writing of such Deficiencies [***], and cooperate in good faith with New River to resolve any Deficiencies.

CONFIDENTIAL TREATMENT

(e)
New River Responsibility. For clarity, the parties agree that in reviewing the documents referred to in paragraph (b) above, Patheon’s role will be limited to verifying the accuracy of the description of the Manufacturing Services undertaken or to be undertaken by Patheon. As such, Patheon shall not assume any responsibility for the accuracy of the NDA or the ANDA, as the case may be. The sole responsibility of the preparation and filing of the NDA shall be borne by New River.

ARTICLE 8

TERM AND TERMINATION

8.1	Initial Term.

This Agreement shall become effective as of the Effective Date and shall continue until December 31, 2011 (the “Initial Term”), unless terminated earlier by one of the parties in accordance herewith. This Agreement shall automatically continue after the Initial Term for successive terms of two (2) years each unless either party gives written notice to the other party of its intention to terminate this Agreement at least twelve (12) months prior to the end of the then current term.

8.2	Termination for Cause.

(a)
Either party at its sole option may terminate this Agreement upon written notice in circumstances where the other party has failed to remedy a material breach of any of its representations, warranties or other obligations under this Agreement [***] of said breach that expressly states that it is a notice under this Section 8.2(a) and sets forth in reasonable detail the nature of such breach.

(b)
Either party at its sole option may immediately terminate this Agreement upon written notice, but without prior advance notice, to the other party in the event that: (i) the other party is declared insolvent or bankrupt by a court of competent jurisdiction; (ii) a voluntary petition of bankruptcy is filed in any court of competent jurisdiction by such other party; or (iii) this Agreement is assigned by such other party for the benefit of creditors.

(c)
New River may terminate this Agreement as to any Product at any time [***] in the event that any governmental agency takes any action, or raises any objection, that prevents New River from importing, exporting, purchasing or selling such Product.

(d)
In the event that New River assigns pursuant to Section 13.6 any of its rights under this Agreement, Patheon may terminate this Agreement [***] if, in the opinion of Patheon acting reasonably, such assignee is not a credit worthy substitute for New River. In addition, Patheon or the permitted assignee may terminate this Agreement [***] to the other party if Patheon and the assignee (i) are commercial competitors; or (ii) have had prior unsatisfactory business relations.

CONFIDENTIAL TREATMENT

8.3	Product Discontinuation.

New River shall provide [***] if it intends to no longer order a Product due to that Product’s discontinuance in the market.

8.4	Termination upon Regulatory Refusal.

New River may terminate this Agreement as to any Product or in its entirety with immediate effect, in the event that any applicable Authority, state or local regulatory approvals, laws, ordinances, or regulations, present or future, including but not limited to any conditions, amendments, or variations state that the Manufacturing Site is not suitable or ceases to be suitable for the manufacture of the Product or suspends, or refuses to grant any approval, license, permit, or other authorization to manufacture the Product.

8.5	Obligations on Termination.

If this Agreement expires or is terminated, with the exception of Failure to Supply, in whole or in part for any reason other than for termination by New River under Section 8.2(a) or (b), then (in addition to any other remedies Patheon may have in the event of default by New River):

(a)	[***]

(b)	[***]

(c)	[***].

If this Agreement expires or is terminated for any reason, then Patheon shall return to New River all unused Active Materials ([***]). Following termination of this Agreement by New River pursuant to Section 8.2(a), 8.2(b), or 8.4, should New River desire to manufacture Product at a non-Patheon facility, Patheon shall assist New River in transferring manufacturing of the Product by providing support for the transfer of the manufacturing process to New River or an organization named by New River, pursuant to a plan to be negotiated in good faith and agreed upon by the parties (the “Process Transfer Plan”). Such Process Transfer Plan [***] and shall also include, without limitation, all documentation relating to process development, manufacturing procedures, and product-specific procedures referenced in such manufacturing procedures, test records and technical documents including testing and characterization of Active Materials, and any regulatory documents prepared by Patheon to support the Products. Patheon shall provide New River or its designee with reasonable assistance and co-operation in the transfer of any know-how or technology required for the manufacture or validation of the Manufacturing Services by such third party in a timely manner. In the event New River terminates this Agreement pursuant to Section 8.2(a) or (b), Patheon shall grant and hereby does grant New River [***] of any Patheon Intellectual Property necessary for performance of the Manufacturing Services and New River and Patheon shall share the costs specified in the Process Transfer Plan for manufacturing transfer activities, including, without limitation, document duplication and shipping, and associated time for Patheon personnel.

CONFIDENTIAL TREATMENT

Any termination or expiration of this Agreement shall not affect any outstanding obligations or payments due hereunder prior to such termination or expiration, nor shall it prejudice any other remedies that the parties may have under this Agreement. For greater certainty, termination of this Agreement for any reason shall not affect the obligations and responsibilities of the parties pursuant to Articles 10, 11 and 12, and Sections 13.1, 13.2, 13.3 and 13.15, all of which survive any termination.

ARTICLE 9

REPRESENTATIONS, WARRANTIES AND COVENANTS

9.1	Authority.

Each party covenants, represents and warrants that it has the full right and authority to enter into this Agreement, and that it is not aware of any impediment that would inhibit its ability to perform its obligations hereunder.

9.2	New River Warranties

New River covenants, represents and warrants that:

(a)	New River or its Affiliates have the right to use the Specifications for each of the Products as contemplated in this Agreement, and that New River may lawfully disclose the Specifications to Patheon;

(b)
to the best of its knowledge, any Intellectual Property, other than Patheon Intellectual Property, utilized by Patheon in connection with the provision of the Manufacturing Services (i) may be lawfully used as set out in this Agreement and the Quality Agreement, and (ii) such use does not infringe any Third Party Rights;

(c)	to the best of its knowledge, there are no actions or other legal proceedings, the subject of which is the infringement of Third Party Rights related to the Products;

(d)	the Specifications for all Products conform to all applicable cGMPs, laws and regulations; and,

(e)	the Products, if labeled and manufactured in accordance with the Specifications and in compliance with applicable cGMPs, may be lawfully sold and distributed in the Territory.

9.3	Patheon Warranties

Patheon covenants, represents and warrants that:

(a)	it shall perform the Manufacturing Services in compliance with the terms of this Agreement, the Quality Agreement, the Specifications and cGMPs;

CONFIDENTIAL TREATMENT

(b)
it has the necessary facilities, plant, equipment, know-how, procedures, and personnel at its Manufacturing Site to perform the Manufacturing Services in compliance with the terms of this Agreement and the Quality Agreement;

(c)
each batch of the Product supplied under this Agreement shall be of satisfactory quality, free from any defects and manufactured strictly in compliance with the Specifications, the terms of this Agreement and the Quality Agreement;

(d)
it has obtained (or will obtain prior to producing Product), and will maintain and remain in compliance with, all permits, consents, approvals, licenses and other authorizations or waivers (the “Permits”) during the term of this Agreement which are required under federal, state and local laws, rules, guidelines and regulations generally applicable to the production of the Product at the Manufacturing Site (including without limitation Permits required to manufacture the Products to fill [***]);

(e)	to the best of its knowledge, the Intellectual Property rights used to perform the Manufacturing Services do not infringe any Third Party Rights; and

(f)
it shall convey good title in any Product delivered to New River or its designee under this Agreement, and that all such Product will be delivered to New River or its designee free from any security interest, lien, or other encumbrance.

9.4	Debarred Persons.

Patheon covenants that it will not in the performance of its obligations under this Agreement use the services of any person debarred or suspended under 21 U.S.C. §335(a) or (b). Patheon represents that it does not currently have, and covenants that it will not hire, as an officer or an employee any person who has been convicted of a felony under the laws of the United States for conduct relating to the regulation of any drug product under the Federal Food, Drug, and Cosmetic Act.

9.5	Permits.

New River shall be solely responsible for obtaining or maintaining, on a timely basis, any permits or other regulatory approvals (other than those required under Section 9.3(d)) in respect of the Products or the Specifications, including, without limitation, all marketing and post-marketing approvals.

9.6	Compliance with Laws.

Each party, in connection with its performance of its obligations under this Agreement and the Quality Agreement, shall comply with all Laws.

9.7	No Warranty

THE WARRANTIES CONTAINED IN THIS ARTICLE 9 ARE THE SOLE WARRANTIES GWEN BY THE PARTIES HEREUNDER. PATHEON MAKES NO WARRANTY OF ANY KIND, EITHER EXPRESSED OR IMPLIED, BY FACT OR LAW, OTHER THAN THOSE EXPRESSLY SET FORTH IN THIS AGREEMENT. PATHEON MAKES NO WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE OR WARRANTY OF MERCHANTABILITY WITH RESPECT TO THE PRODUCTS.

CONFIDENTIAL TREATMENT

ARTICLE 10

REMEDIES AND INDEMNITIES

10.1	Consequential Damages

Except for a breach of Article 11, under no circumstances whatsoever shall either party be liable to the other in contract, tort, negligence, breach of statutory duty or otherwise (direct or indirect) for any loss of profits, of production, of anticipated savings, of business or goodwill or for any liability, damage, costs or expense of any kind incurred by the other party of an indirect or consequential nature. The foregoing provision shall not be construed to limit a party’s indemnification obligation under Section 10.3 or 10.4 of this Agreement for third party claims which may include consequential, punitive or other types of damages.

10.2	Limitation of Liability.

(a)
Active Materials. Except as expressly set forth in Section 2.4 hereof, under no circumstances whatsoever shall Patheon be responsible for any loss or damage to the Active Materials. Patheon’s maximum liability for loss or damage to the Active Materials in a Year [***].

(b)
Products. Except to the extent that Patheon has failed to provide the Manufacturing Services in accordance with the terms of this Agreement or the Quality Agreement, or has breached its warranties as set forth in Article 9, Patheon shall not be liable nor have any responsibility for any deficiencies in, or other liabilities associated with, any Product manufactured by it, including, without limitation, the costs and expenses of any Recall (collectively, “Product Claims”). For greater certainty, Patheon shall have no obligation for any Product Claims, to the extent such Product Claim (i) is caused by deficiencies with respect to the Specifications themselves and not Patheon’s implementation of Specifications, the safety, efficacy or marketability of the Products or any distribution thereof, (ii) results from a defect in a Component that is not reasonably discoverable by Patheon using the test methods set forth in the Specifications, (iii) results from a defect in the Active Materials or Components supplied by New River that is not reasonably discoverable by Patheon using the test methods set forth in the Specifications, (iv) is caused by actions of third parties occurring after such Product is shipped by Patheon, (iv) is due to packaging or labeling defects or omissions for which Patheon has no responsibility, or (v) is solely due to a breach by New River of its obligations under this Agreement.

(c)
Maximum Liability. Except for any liability arising under Section 10.3, Patheon’s maximum liability under this Agreement for any reason whatsoever, including, without limitation, any liability arising under Article 6 hereof or resulting from a breach of its representations, warranties or other obligations under this Agreement [***].

CONFIDENTIAL TREATMENT

10.3	Patheon.

Subject to Sections 10.1 and 10.2, Patheon agrees to defend, indemnify and hold New River, its Affiliates, and its or their officers, employees, consultants, and agents harmless against any and all losses, damages, costs or expenses ([***]), claims, demands, judgments and liability to, from or in favour of third parties resulting from, or relating to any claim of personal injury or property damage to the extent that such injury or damage is the result of or due to the negligence or wrongful act(s) of Patheon, breach of this Agreement or the Quality Agreement by Patheon, or a failure by Patheon to provide the Manufacturing Services in accordance with this Agreement, except to the extent that any such losses, damages, costs, claims, demands, judgments and liability are due to the negligence or wrongful act(s) of New River, its officers, employees or agents or Affiliates.

In the event of a claim, New River shall: (a) promptly notify Patheon of any such claim; (b) use [***] to mitigate the effects of such claim; (c) reasonably cooperate with Patheon in the defense of such claim; (d) permit Patheon to control the defense and settlement of such claim, all at Patheon’s cost and expense; and (e) not make any payment or incur any expenses in connection with any such claim or make any admission or do anything that may compromise or prejudice the defense of the claim without the prior written consent of Patheon, such consent not to be unreasonably withheld or delayed.

10.4	New River.

Subject to Sections 10.1 and 10.2, New River agrees to defend, indemnify and hold Patheon, its Affiliates, and its or their officers, employees, consultants, and agents harmless against any and all losses, damages, costs or expenses ([***]), claims, demands, judgments and liability to, from and in favour of third parties resulting from, or relating to (i) any claim of infringement or alleged infringement of any Third Party Rights in respect of the Products, and (ii) any claim of personal injury or property damage to the extent that such injury or damage is the result of a breach of this Agreement or the Quality Agreement by New River, including, without limitation, any representation or warranty contained herein, except to the extent that any such losses, damages, costs, claims, demands, judgments and liability are due to the negligence or wrongful act(s) of Patheon, its officers, employees or agents.

In the event of a claim, Patheon shall: (a) promptly notify New River of any such claims; (b) [***] to mitigate the effects of such claim; (c) reasonably cooperate with New River in the defense of such claim; (d) permit New River to control the defense and settlement of such claim, all at New River’s cost and expense; and (e) not make any payment or incur any expenses in connection with any such claim or make any admission or do anything that may compromise or prejudice the defense of the claim without the prior written consent of New River, such consent not to be unreasonably withheld or delayed.

CONFIDENTIAL TREATMENT

ARTICLE 11

CONFIDENTIALITY

11.1	Confidentiality

The parties agree that the provisions of the Confidentiality Agreement shall apply to all confidential information disclosed by the parties under this Agreement, and that the activities contemplated and carried out under this Agreement shall be deemed to be included within the “Business Purpose” as such term is defined in the Confidentiality Agreement, which agreement remains in effect in accordance with its terms; provided, however, that in the event the Confidentiality Agreement expires or is terminated prior to the expiration or termination of this Agreement, the terms of the Confidentiality Agreement shall continue to govern the parties’ obligations of confidentiality with respect to any confidential or proprietary information disclosed by the parties hereunder, for the term of this Agreement and [***], as though such agreement remained in full force and effect. The parties agree that any confidential or proprietary information that satisfies the requirements of Section 5(e) or 5(1) of the Confidentiality Agreement shall, subject to the remainder of the Confidentiality Agreement, continue to be considered Confidential Information (as defined therein) for all purposes other than the disclosures specifically contemplated by such sections. In addition, in the event a party desires to make a disclosure pursuant to Section 5(e) of the Confidentiality Agreement (including, without limitation, any disclosure deemed necessary under applicable federal or state securities laws or any rule or regulation of a nationally recognized securities exchange), it shall, except where impracticable, give reasonable advance notice to the other party of such disclosure, use reasonable efforts to secure confidential treatment of such information, and provide the other party the opportunity to comment on any confidential treatment requested prior to the submission.

ARTICLE 12

DISPUTE RESOLUTION

12.1	Commercial Disputes.

In the event of any dispute arising out of or in connection with this Agreement (other than a dispute determined in accordance with Section 6.1(b) or a Technical Dispute), the parties shall first try to solve it amicably. In this regard, any party may send a notice of dispute to the other, and each party shall appoint, [***] from receipt of such notice of dispute, a single representative having full power and authority to solve the dispute. The representatives so designated shall meet as necessary in order to solve such dispute. If these representatives fail to solve the matter within one month from their appointment, or if a party fails to appoint a representative [***] set forth above, such dispute shall immediately be referred to the Chief Operating Officer or Executive Vice President, Operations (or such other officer as such representative may designate) of each party who will meet and discuss as necessary in order to try to solve the dispute amicably. Should the parties fail to reach a resolution under this Section 12.1, their dispute will be referred to a court of competent jurisdiction in accordance with Section 13.15.

CONFIDENTIAL TREATMENT

12.2	Technical Dispute Resolution.

In the event of a dispute (other than disputes in relation to the matters set out in Sections 6.1(b) and 12.1) between the parties that is exclusively related to technical aspects of the manufacturing, packaging, labeling, quality control testing, handling, storage or other activities under this Agreement (a “Technical Dispute”), the parties shall make all reasonable efforts to resolve the dispute by amicable negotiations. In this regard, senior representatives of each party shall, as soon as practicable and in any event no later than [***] after a written request from either party to the other party, meet in good faith to resolve any Technical Dispute. If, despite such meeting, the parties are unable to resolve a Technical Dispute within a reasonable time, and in any event [***] of such written request, the Technical Dispute shall, at the request of either party, be referred for determination to an expert in accordance with the provisions of Schedule F. In the event that the parties cannot agree whether a dispute is a Technical Dispute, Section 12.1 shall prevail. For greater certainty, the parties agree that the release of the Products for sale or distribution pursuant to the applicable marketing approval for such Products shall not by itself indicate compliance by Patheon with its obligations in respect of the Manufacturing Services and further that nothing in this Agreement (including Schedule F) shall remove or limit the authority of the relevant qualified person (as specified by the Quality Agreement) to determine whether the Products are to be released for sale or distribution.

ARTICLE 13

MISCELLANEOUS

13.1	Inventions.

(a)
For the term of this Agreement, New River hereby grants to Patheon a [***] to New River’s Intellectual Property which Patheon must use in order to perform the Manufacturing Services under this Agreement.

(b)
All Intellectual Property generated or derived by Patheon in the course of performing the Manufacturing Services, to the extent it is specific to the development, manufacture, use and sale of the Product that is the subject of the Manufacturing Services, shall be the exclusive property of New River.

(c)
All Intellectual Property generated or derived by Patheon in the course of performing the Manufacturing Services which are not specific, or dependent upon, New River’s Product and which have application to manufacturing processes or formulation development of drug products or drug delivery systems shall be the exclusive property of Patheon (the “Broader Intellectual Property Rights”). Patheon hereby grants to New River, [***] to Patheon’s Broader Intellectual Property Rights to make, have made, use and sell New River’s Product.

(d)	Each party shall be solely responsible for the costs of filing, prosecution and maintenance of patents and patent applications on its own Inventions.

CONFIDENTIAL TREATMENT

(e)
Either party shall give the other party written notice, as promptly as practicable, of all Inventions which can reasonably be deemed to constitute improvements or other modifications of the Products or processes or technology owned or otherwise controlled by such other party.

(f)
Patheon shall cooperate with New River, and at New River’s request and expense, shall execute any instrument or do such act or thing as may be necessary or desirable to ensure that any such Intellectual Property referred to in clause 13.1(b) above vest in New River, including without limitation, obtaining the assignment to such Intellectual Property from its employees by requiring each such employee to execute a written assignment to Patheon prior to performance of Patheon’s obligations hereunder.

13.2	Intellectual Properly.

Subject to Section 13.1, all Intellectual Property of New River shall be owned by New River and all Intellectual Property of Patheon shall be owned by Patheon. Except as otherwise expressly provided herein, New River and Patheon hereby acknowledge that neither party has, nor shall it acquire, any interest in any of the other party’s Intellectual Property unless otherwise expressly agreed to in this Agreement or subsequently in writing. Each party agrees not to use any Intellectual Property of the other party, except (i) as specifically authorized by the other party, (ii) as allowed under Section 13.1, or (iii) as required for the performance of its obligations under this Agreement. Except as otherwise expressly provided herein, nothing contained in this Agreement shall be construed or interpreted, either expressly or by implication, estoppel or otherwise, as a grant, transfer or other conveyance by either party to the other of any right, title, license or other interest of any kind in any of its Intellectual Property.

13.3	Insurance.

Each party shall maintain commercial general liability insurance, including blanket contractual liability insurance covering the obligations of that party under this Agreement through the term of this Agreement and for [***] beyond the expiration date of any Product, which insurance shall afford limits [***] for each occurrence for personal injury or property damage liability; and (ii) [***] with respect to product and completed operations liability. If requested each party will provide the other with a certificate of insurance evidencing the above and showing the name of the issuing company, the policy number, the effective date, the expiration date and the limits of liability. The insurance certificate shall further provide for [***] to the insured of a cancellation of, or material change in, the insurance. If a party is unable to maintain the insurance policies required under this Agreement through no fault on the part of such party, then such party shall forthwith notify the other party in writing and the parties shall in good faith negotiate appropriate amendments to the insurance provision of this Agreement in order to provide adequate assurances.

13.4	Independent Contractors.

The parties are independent contractors and this Agreement shall not be construed to create between Patheon and New River any other relationship such as, by way of example only, that of employer-employee, principal agent, joint-venturer, co-partners or any similar relationship, the existence of which is expressly denied by the parties hereto.

CONFIDENTIAL TREATMENT

13.5	No Waiver.

Either party’s failure to require the other party to comply with any provision of this Agreement shall not be deemed a waiver of such provision or any other provision of this Agreement.

13.6	Assignment.

(a)
Patheon may not assign this Agreement or any of its rights or obligations hereunder except with the written consent of New River, such consent not to be unreasonably withheld; provided, however, that Patheon may arrange for subcontractors to perform specific testing services arising under this Agreement without the consent of New River.

(b)
Subject to Section 8.2(d), New River may assign this Agreement or any of its rights or obligations hereunder without approval from Patheon; provided, however, that New River shall give prior written notice of any assignment to Patheon, any assignee shall covenant in writing with Patheon to be bound by the terms of this Agreement and New River shall remain liable hereunder. Any assignment or partial assignment will be subject to a cost review of the assigned Products by Patheon and is subject to assignee and Patheon reaching agreement as to revisions, if any, to the fees, failing such agreement, Patheon or the permitted assignee may terminate this Agreement [***] to the other party.

(c)
Notwithstanding the foregoing provisions of this Section 13.6, either party may assign this Agreement to any of its Affiliates or to a successor to or purchaser of all or substantially all of its business, provided that such assignee executes an agreement with the non-assigning party hereto whereby it agrees to be bound hereunder.

13.7	Force Majeure.

Neither party shall be liable for the failure to perform its obligations under this Agreement if such failure is occasioned by a cause or contingency beyond such party’s reasonable control, including, but not limited to, strikes or other labor disturbances, lockouts, riots, public health quarantines, communicable disease outbreaks, wars, acts of terrorism, fires, floods, storms, interruption of or delay in transportation, defective equipment (solely to the extent that such defects in equipment are not due to Patheon’s negligence and are outside Patheon’s control), lack of or inability to obtain fuel, power or components (solely to the extent that the procurement of such components is the responsibility of New River), or compliance with any order or regulation of any government entity acting within color of right (a “Force Majeure Event”). A party claiming a right to excused performance under this Section 13.7 shall immediately notify the other party in writing of the extent of its inability to perform, which notice shall specify the occurrence beyond its reasonable control that prevents such performance. Neither party shall be entitled to rely on a Force Majeure Event to relieve it from an obligation to pay money (including any interest for delayed payment) which would otherwise be due and payable under this Agreement.

CONFIDENTIAL TREATMENT

13.8	Additional Product.

Additional products may be added to this Agreement and such additional products shall be governed by the general conditions hereof with any special terms (including, without limitation, price) governed by an addendum hereto.

13.9	Notices.

Any notice, approval, instruction or other written communication required or permitted hereunder shall be sufficient if made or given to the other party by personal delivery, by telecopier or facsimile communication or by sending the same by first class mail, postage prepaid to the mailing address, or telecopier or facsimile number set forth below:

If to New River

New River Pharmaceuticals Inc.
1881 Grove Avenue
Radford, Virginia 24141
Attention: Chief Executive Officer

with a copy to: New River Legal Department
Telecopier No.: 540-633-7979

If to Patheon:

Patheon Inc.
7070 Mississauga Road,
Suite 350, Mississauga, Ontario
LSN 7J8
Attention: President, Patheon U.S.A.
Telecopier No.: 905-812-6705

with a copy to:

Patheon Pharmaceuticals Inc.
2110 East (Galbraith Road
Cincinnati, Ohio 45237-1625
Attention: Director of Legal Services
Telecopier No.: 513-948-6927

or to such other addresses or telecopier or facsimile numbers provided to the other party in accordance with the terms of this Section 13.9. Notices or written communications made or given by personal delivery or by telecopier or facsimile shall be deemed to have been sufficiently made or given when sent (receipt acknowledged), or if mailed, five days after being deposited in the United States mail, postage prepaid or upon receipt, whichever is sooner.

CONFIDENTIAL TREATMENT

13.10	Severability.

If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such determination shall not impair or affect the validity, legality or enforceability of the remaining provisions hereof, and each provision is hereby declared to be separate, severable and distinct.

13.11	Entire Agreement.

This Agreement, together with the Quality Agreement and the Confidentiality Agreement, constitutes the full, complete, final and integrated agreement between the parties hereto relating to the subject matter hereof and supersedes all previous written or oral negotiations, commitments, agreements, transactions or understandings with respect to the subject matter hereof Any modification, amendment or supplement to this Agreement must be in writing and signed by authorized representatives of both parties. In case of conflict, the prevailing order of documents shall be this Agreement, the Quality Agreement and the Confidentiality Agreement.

13.12	Other Terms.

The parties agree that no terms, provisions or conditions of any purchase order or other business form or written authorization used by New River or Patheon will have any effect on the rights, duties or obligations of the parties under or otherwise modify this Agreement, regardless of any failure of New River or Patheon to object to such terms, provisions, or conditions unless such document specifically refers to this Agreement and is signed by both parties.

13.13	No Third Party Benefit or Right.

For greater certainty, nothing in this Agreement shall confer or be construed as conferring on any third party, except an Affiliate of the parties, any benefit or the right to enforce any express or implied term of this Agreement.

13.14	Execution in Counterparts.

This Agreement may be executed in two counterparts, by original or facsimile signature, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

13.15	Governing Law.

This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware. The parties expressly agree that the UN Convention on Contracts for the International Sale of Goods shall not apply to this Agreement.

CONFIDENTIAL TREATMENT

IN WITNESS WHEREOF, the duly authorized representatives of the parties have executed this Agreement as of the date first written above.

PATHEON PHARMACEUTICALS INC.

By:	/s/ Ronald R. Schallick

Date:	10/3/06

NEW RIVER PHARMACEUTICALS, INC.

By:	/s/ Krish S. Krishnan

Date:	9/26/06

CONFIDENTIAL TREATMENT

SCHEDULE A

PRODUCT FORMULA AND SPECIFICATIONS

Prior to the commencement of commercial manufacturing of Product under this Agreement New River shall provide Patheon with originally executed copies of the FDA approved Specifications. If the Specifications provided are subsequently amended, then New River shall provide Patheon with revised and originally executed copies of such revised Specifications. Upon acceptance of the revised Specifications, Patheon shall provide New River with a signed and dated receipt evidencing such acceptance of the revised Specifications by Patheon.

CONFIDENTIAL TREATMENT

SCHEDULE B

RUN QUANTITY, ANNUAL VOLUME AND FEES

•	Annual Volume in all tables represents the sum total capsules for all [***].

•	This proposal is based on an Annual Volume of [***] capsules.

[***]
V-Blender/ Batch Size	[***]							[***]
Annual Volume (million caps)	[***]							[***]
DEA Schedule	II			III+				II		III+
Run Quality (batches)	1	2	3	1	2	3	5	1	3	2	3	5
Run Quantity (bottles)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]

CONFIDENTIAL TREATMENT

[***]
V-Blender/ Batch Size	[***]							[***]
Annual Volume (million caps)	[***]							[***]
DEA Schedule	II			III+				II		III+
Run Quality (batches)	1	2	3	1	2	3	5	1	3	2	3	5
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***].

CONFIDENTIAL TREATMENT

[***]
V-Blender/ Batch Size	[***]							[***]
Annual Volume (million caps)	[***]							[***]
DEA Schedule	II			III+				II		III+
Run Quality (batches)	1	2	3	1	2	3	5	1	3	2	3	5
Run Quantity (bottles)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]

CONFIDENTIAL TREATMENT

Manufacturing Assumptions

1.	The manufacturing process at Patheon will closely follow the process information provided by NRP and year-to-date experience with this product at the site.

2.	[***].

3.	Final blending of granulation will utilize the [***], for the [***], respectively.

4.	The [***] and [***] will also used in processing.

5.	Encapsulation will be run using an [***].

6.	Capsules for all strengths are size #3, at the following target fill weights:

•	[***]

•	[***]

•	[***]

7.
Depending on the total capsule volume mix at the time, a second encapsulator will be required for the higher volume tiers. Another GKF 1500 encapsulator is available, but needs to be rebuilt. In addition, a new booth will be required to house this second machine.

8.	It is assumed that capsule checkweighing is not required. If NRP requires capsules to be checkweighed then evaluation on labor input and yield assumptions will be necessary.

9.
Batch sizes and various campaign runs are proposed against each volume tier and DEA Schedule options, in the Pricing Tables. It is assumed that each campaign can be a composite of different strengths, and can be sequenced to minimize additional cleanup.

10.	[***] to be required on all processing steps, if the product is a DEA Schedule II drug.

Packaging Assumptions

1.	The packaging equipment train for bottles of [***] will consist of the following equipment:

•	[***]

•	[***]

•	[***]

CONFIDENTIAL TREATMENT

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

2.	No carton is assumed.

3.	An outsert will be applied to each bottle.

4.	The same bottle and cap will be used for all strengths.

5.	[***] will be placed into each shipper.

6.	As per request, a bulk price option is also presented. Bulk capsules will be packed into lined and sealed fiber drums ([***]), in quantity of about [***] capsules each.

Testing Assumptions

1.	Raw material and finished product testing are based on available specifications and Patheon’s best estimates.

2.	Standard product testing such as identity, assay, content uniformity, related substances is assumed.

3.	It is assumed that [***].

4.	Testing labor may be subject to change after the final agreement on testing specifications and requirements.

General Assumptions, Terms and Conditions

Pricing for various campaign runs as listed are provided. However, at the beginning of each year, the batch size and campaign size selected for the year will be agreed upon by both parties, based on forecast.

CONFIDENTIAL TREATMENT

SCHEDULE C

STABILITY TESTING

Patheon and New River shall agree in writing on any stability testing to be performed by Patheon in connection with the Products. Such agreement shall specify the commercial and Product stability protocols applicable to the stability testing and the fees payable by New River in connection with such testing.

CONFIDENTIAL TREATMENT

SCHEDULE D

ACTIVE MATERIALS

Active Materials	Supplier
[***]	Approved contract manufacturers as outlined in the NDA submitted by [***]

ACTIVE MATERIALS CREDIT VALUE

For the purposes of the Agreement, the parties agree that the Active Materials Credit Value shall be as follows:

Product	Active Materials	Active Materials Credit Value
[***]	[***]	The actual cost to New River of Active Materials [***]

MAXIMUM CREDIT VALUE

Patheon’s liability for Active Materials calculated in accordance with Section 2.4 of the Agreement for any Product in a Year shall not exceed, in the aggregate, the maximum credit value set forth below:

Product	Maximum Credit Value
[***]	(a) [***]; (b) [***]; (c) [***]

CONFIDENTIAL TREATMENT

SCHEDULE E

BATCH NUMBERING AND EXPIRATION DATES

Each batch of the Product manufactured by Patheon will bear a unique batch number using the Patheon batch numbering system. This number will appear on all documents relating to the particular batch of Product.

Patheon will calculate the expiration date for the product for each batch by adding the expiration period of the Product supplied by New River to the date of Manufacture of each batch.

CONFIDENTIAL TREATMENT

SCHEDULE F

TECHNICAL DISPUTE RESOLUTION

Technical Disputes which cannot be resolved by negotiation as provided in Section 12.2 shall be resolved in the following manner:

1.     Appointment of Expert. [***] after a party requests pursuant to Section 12.2 that an expert be appointed to resolve a Technical Dispute, the parties shall jointly appoint a mutually acceptable expert with experience and expertise in the subject matter of the dispute. If the parties are unable to so agree within such [***], or in the event of disclosure of a conflict by an expert pursuant to paragraph 2 hereof which results in the parties not confirming the appointment of such expert, then an expert (willing to act in that capacity hereunder) shall be appointed by an experienced arbitrator on the roster of the American Arbitration Association.

2.     Conflicts of Interest. Any person appointed as an expert shall be entitled to act and continue to act as such, notwithstanding that at the time of his appointment or at any time before he gives his determination, he has or may have some interest or duty which conflicts or may conflict with his appointment, provided that before accepting such appointment (or as soon as practicable after he becomes aware of the conflict or potential conflict) he fully discloses any such interest or duty and the parties shall after such disclosure have confirmed his appointment.

3.	Procedure. Where an expert is appointed:

(a)
Timing The expert shall be so appointed on condition that (i) he promptly fixes a reasonable time and place for receiving representations, submissions or information from the parties and that he issues such authorizations to the parties and any relevant third party for the proper conduct of his determination and any hearing and (ii) he renders his decision (with full reasons) [***] (or such other date as the parties and the expert may agree) after receipt of all information requested by him pursuant to paragraph 3(b) hereof.

(b)
Disclosure of Evidence The parties undertake one to the other to provide to any expert all such evidence and information within theft respective possession or control as the expert may reasonably consider necessary for determining the matter before him which they shall disclose promptly and in any event [***] of a written request from the relevant expert to do so.

(c)
Advisors Each party may appoint such counsel, consultants and advisors as it feels appropriate to assist the expert in his determination and so as to present theft respective cases so that at all times the parties shall co-operate and seek to narrow and limit the issues to be determined.

(d)
Appointment of New Expert. If within the time specified in paragraph 3(a) above the expert shall not have rendered a decision in accordance with his appointment, a new expert may (at the request of either party) be appointed and the appointment of the existing expert shall thereupon cease for the purposes of determining the matter at issue between the parties save that if the existing expert renders his decision with 11111 reasons prior to the appointment of the new expert, then such a decision shall have effect and the proposed appointment of the new expert shall be withdrawn.

(e)	Final and Binding The determination of the expert shall, save in the event of fraud or manifest error, be final and binding upon the parties.

(f)
Costs Each party shall bear its own costs in connection with any matter referred to an expert hereunder and, in the absence of express provision in the Agreement to the contrary, the costs and expenses of the expert shall be shared equally by the parties.

For greater certainty, the parties agree that the release of the Products for sale or distribution pursuant to the applicable marketing approval for such Products shall not by itself indicate compliance by Patheon with its obligations in respect of the Manufacturing Services and further that nothing in this Agreement (including this Schedule F) shall remove or limit the authority of the relevant qualified person (as specified by the Quality Agreement) to determine whether the Products are to be released for sale or distribution.

CONFIDENTIAL TREATMENT

SCHEDULE G

QUALITY AGREEMENT

CONFIDENTIAL TREATMENT

QUALITY AGREEMENT

BETWEEN

NEW R PHARMACEUTICALS INC

AND

PATHEON PHARMACEUTICALS INC

CONFIDENTIAL TREATMENT

Table of Contents

QUALITY AGREEMENT

1.	PARTIES		5

2.	QUALITY AGREEMENT		5

3.	ADMINISTRATIVE INFORMATION		5

4.	PRODUCTS		5

5.	DURATION OP AGREEMENT		5

6.	CONFIDENTIALITY		6

7.	SECURITY		6

8.	SUPPLY		6

	8.1.	Premises	6

	8.2.	Product Specification and Master Production Records	6

	8.3.	GMP Guidelines	7

	8.4.	Materials	7

	8.5.	Master Production Record Approval	8

	8.6.	Production	8

	8.7.	Methodology	8

	8.8.	Standard Operating Procedures	8

	8.9.	Dates of Manufacture and Expiration	8

	8.10.	Manufacturing and Equipment Data	9

9.	QUALITY ASSURANCE AND CONTROL		9

	9.1.	Laboratory Control of Materials	9

	9.2.	In-Process and Finished Product Testing	9

	9.3.	Release Procedures	10

	9.4.	Documentation	10

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	9.5.	Retain Sampling	11

	9.6.	Stability	11

	9.7.	Deviations and Investigations	12

	9.8.	Rejection of Product	13

	9.9.	Dispute Resolution	13

	9.10.	Regulatory Inspections	13

	9.11.	Regulatory Actions at New River	14

	9.12.	Regulatory Investigations	14

	9.13.	Manufacturing Audits (MA)	14

	9.14.	Correspondence:	15

	9.15.	Product Complaints	16

	9.16.	Product Recalls	16

	9.17.	Compliance Deficiencies	16

	9.18.	NDA Field Alerts	16

10.	CHANGE MANAGEMENT		16

11.	PRODUCT AND PROCESS VALIDATION		17

	11.1.	Process	17

	11.2.	Cleaning Validation	17

	11.3.	Equipment, Computer, Facility, and Utilities Qualification	18

	11.4.	Laboratory Qualifications	18

12.	ANNUAL PRODUCT REVIEW, DRUG LISTING, AND ANNUAL REPORTS		18

	12.1.	Annual Product Review	18

	12.2.	Drug Listing	19

	12.3.	Annual Reports, IND Updates or Other Regulatory Filings	19

13.	STORAGE AND SHIPPING		19

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	13.1.	Storage	19

	13.2.	Packing and Labeling for Transit	19

	13.3.	Mixing of Product	19

	13.4.	Shipment of Product to New River	20

14.	CONTRACTUAL AGREEMENT		20

APPENDIX I	-	RESPONSIBILITIES MATRIX
APPENDIX II	-	DEFINITIONS
APPENDIX III	-	LIST OF CONTACTS
APPENDIX IV	-	BATCH DOCUMENT AUDIT SCHEDULE
APPENDIX V	-	LIST OF PRODUCTS
APPENDIX VI	-	RELEASE DOCUMENTATION
APPENDIX VII	-	NEW RIVER APPROVED SUPPLIER LIST
APPENDIX VIII	-	PATHEON APPROVED SUPPLIER LIST

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1.	PARTIES

This Quality Agreement is effective as of __________, 2006, by and between New River Pharmaceuticals Inc., a Virginia Corporation having it’s corporate offices at 1881 Grove Avenue, Radford Virginia 24141 (hereinafter referred to as “New River”) and Patheon Pharmaceuticals Inc., a Delaware Corporation having a place of business at 2110 East Galbraith Road, Cincinnati, Ohio 45237 (hereinafter referred to as “Patheon”).

2.	QUALITY AGREEMENT

This agreement defines the roles and responsibilities of Patheon for services or materials supplied to New River or affiliates, for commercial distribution or clinical trial use to ensure compliance with applicable cGMPs. This agreement is supplemental to and constitutes a part of the Manufacturing Agreement entered into between New River and Patheon on the same date as noted in Section 1 above (the “Manufacturing Agreement”). The provisions of this Agreement are intended to be supplemental to and not in derogation from the terms of the Manufacturing Agreement and provisions contained herein shall be treated as supplemental to the Manufacturing Agreement and in particular but without limitation in relation to the application,, compliance, verification and implementation of cGMP. To the extent any terms set forth in this Agreement conflict with the terms of the Manufacturing Agreement, the tents of the Manufacturing Agreement shall control unless otherwise specified in this Agreement. A responsibilities matrix can be found in Appendix I it is intended to support the terms of this agreement. The terms of this agreement take jurisdiction over the information in the responsibilities matrix should a conflict be noted. Capitalized terms used in this Agreement shall have the same meaning as set forth in the Manufacturing Agreement, unless defined in Appendix II or otherwise defined herein.

3.	ADMINISTRATIVE INFORMATION

Contact names will be provided from both sites for key functional areas. Contact names are provided in Appendix III and may be updated as needed upon written notice of a Party.

4.	PRODUCTS

A product list is provided in Appendix V and may be updated as needed and authorized by both parties. In this Agreement, all products in the Appendix will be referred to as “Products”.

5.	DURATION OP AGREEMENT

This Agreement shall commence on execution by both Parties and subject to the following provisions of this clause shall expire or terminate on the expiry or termination of the Manufacturing Agreement. Any section of this Agreement which has a predefined retention, survival or maintenance period, for example raw data storage, product complaints and sample retention, shall survive the termination of this Agreement upon termination of the Manufacturing Agreement for the period defined in the appropriate section. This Agreement cannot be modified except with the written approval of both Parties. Specifications and Master Batch Records may be modified with written authorization font designated Quality Assurance representatives of both companies.

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6.	CONFIDENTIALITY

Confidential Information shall be governed by the terms of the applicable Manufacturing Agreement. Both Parties will treat as confidential all data supplied by the other in connection with the manufacture of the Products.

7.	SECURITY

Patheon has and will maintain controlled access to the Plant through a security card key or similar system. All visitors will be required by Patheon to sign-in and be escorted during any site visit. All Third Party visitors will be required to enter into a confidentiality agreement prior to entering areas being used to manufacture the New River Products.

8.	SUPPLY

8.1	Premises

8.1.1
Patheon will manufacture, package, and/or test the Products at the Plant and will not use or transfer at a later date any of the manufacturing, packaging or testing operations for the Product(s) to Third Parties or other sites without the prior written agreement of New River.

8.1.2
Patheon will ensure at all times that the premises and equipment comprising the Plant used to manufacture/supply the Products comply at all times with current regulatory requirements and are in accordance with the documentation approved by New River.

8.2	Product Specification and Master Production Records

8.2.1
Patheon will manufacture, package, and test the Product(s) in accordance with the most recent version of the Specifications and Master Batch Record (formula, in-process and release specs, methods, shelf life, and regulatory requirements) as supplied or approved by New River. All such documentation must be approved by New River (see section 11).

8.2.2
New River will select the API supplier - quality assurance and purchasing evaluations, which verify compliance by the supply company with cGMP and Specifications. Patheon will select approved excipient suppliers according to Patheon Procedures and SOPs, which verify compliance by the supply company with cGMP and Specifications. New River must approve suppliers. When suppliers are identified in the NDA or compendial documentation, Patheon will be limited to those suppliers. Any change from these suppliers must be first approved through New River’s change control system.

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8.2.2.1	Raw Material Specification

Patheon will obtain excipient from approved suppliers as defined in the appropriate Regulatory documentation. Patheon will test Raw Materials to the full Specification unless a supplier Certificate of Analysis (“COA”) is available from a certified supplier, in which case, complete testing may not be required upon mutual agreement and written approval by both Patheon and New River.

8.2.2.2	Label Component Specifications

Patheon will use only labels and labeling approved in compliance with Specifications provided or approved by New River.

8.2.2.3	Packaging Component Specifications

Patheon will obtain primary packaging components from approved suppliers as defined in the appropriate Regulatory documentation and test packaging components to the full Specification unless a validated supplier COA is available from a certified supplier. If a COA is available complete testing may not be necessary upon written approval by New River. Packaging Specifications must be provided or approved by New River.

8.3	GMP Guidelines

Any applicable product license or pharmacopoeia or formulatory requirements applicable to the manufacture of Product(s) shall be complied with in addition to cGMP and Specifications.

8.4	Materials

8.4.1	Materials Procured by Patheon

Patheon is responsible for ensuring that all Raw Materials procured for use in the Product(s) are in fill compliance with the Specifications in accordance with 8.2. Raw Materials shall be given a recontrol date upon the satisfactory completion of all-initial testing. Recontrol testing will be performed at defined time intervals to ensure the chemical and physical stability of the Raw Materials. New River may audit any Patheon program that allows retesting or recontrol of Raw Materials.

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8.4.2	Materials Provided by New River

Active Materials provided by New River require acceptance testing by Patheon to confirm that the Active Materials are in full compliance with the Specifications. Patheon is responsible for ensuring that all Active Materials are used correctly, have the correct identity by testing identity on receipt, and have met the relevant analytical testing requirements for the Batch.

8.5	Master Production Record Approval

Patheon may transcribe the information (i.e. formulation, filling work order, packaging work order) into its own format and must obtain written approval from New River US Corporate Quality Assurance for each document version before Manufacturing.

8.6	Production

The Products will be Manufactured in accordance with the manufacturing and packaging procedures set forth in the Specifications and Master Batch Records and additional internal Patheon site procedures. Such procedures must be made available for scrutiny during audits by authorized personnel of New River.

8.7	Methodology

Patheon will test Raw Materials and Products using the approved methodology listed in the appropriate Specification.

8.8	Standard Operating Procedures

Patheon is responsible for maintaining any Standard Operating Procedures (SOPs) required to make the Product in accordance with cGMPs and as described in the NDA or compendial documentation as well as any other regulatory requirements.

8.9	Dates of Manufacture and Expiration

8.9.1	Date of Manufacture

Patheon will determine the date of manufacture based on site SOPs that identify the date as the date that the Active Material is mixed or added to the batch materials.

8.9.2	Expiration Date

New River will provide the appropriate approved expiry period so Patheon can calculate expiration dates for Batches to be manufactured.

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8.10	Manufacturing and Equipment Data

Patheon is responsible for safe keeping and retention of records of machine usage (previous product produced in non-dedicated machinery), cleaning, any maintenance(calibration performed, Raw Material batch numbers and certification, in-process results and parameters, and test results in accordance with and shall perform all functions in accordance with legal and regulatory requirements and all Applicable Laws.

9.	QUALITY ASSURANCE AND CONTROL

9.1	Laboratory Control of Materials

9.1.1	Any Specifications, sampling plans, and test procedures, including changes to these, should be drafted by Patheon and reviewed and approved by New River.

9.1.2	Quality control of Raw Materials supplied by Patheon or by suppliers to Patheon will be undertaken by Patheon in accordance with the Specifications and methods approved by New River.

9.1.2.1
Patheon is responsible for investigating any laboratory out of specification (005) results per Patheon’s internal procedures. Each 005 investigation must be reviewed and approved by Patheon’s designated quality assurance person and must evaluate if the failure has jeopardized the safety, efficacy or quality of the Product.

9.1.2.2	New River must be notified [***] of the start of a significant “un-planned” batch or testing deviation. Patheon will forward the completed package upon conclusion of the investigation.

9.1.3
New River must be notified in writing prior to the testing or processing of a “planned” batch or testing deviation. Approval of such planned deviation must be given by New River. Patheon will forward the completed package upon conclusion of the investigation.

9.1.4	Any reference standards that are supplied by New River or New River’s Affiliates must be accompanied by a COA listing the expiration date and any correction factors that need to be applied.

9.2	In-Process and Finished Product Testing

9.2.1	Raw Materials and packaging components

Patheon will ensure that all materials used are in compliance with the compendial and/or approved Methods and Specifications.

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9.2.2
Patheon will perform all in-process and finished Product testing using the Specifications, and Methods of analysis listed in the release documentation list provided and approved by New River’s Quality Assurance and other applicable licenses.

9.3	Release Procedures

9.3.1	Product

Patheon is responsible for ensuring and certifying that the Product has been made according to cGMPs, the Specifications and procedures documented in the Master Batch Record. This includes a complete and thorough review of the executed batch records. Executed batch records will be requested by New River for periodic review independent of batch investigations conducted for batch or testing difficulties. The planned frequency of New River full review of batch records will be outlined in Appendix IV. Patheon will supply requested documents within 5 days of completion of batch manufacturing and/or packaging and closure of all related deviations.

9.3.2	Certificate of Compliance/Analysis

Prior to release, a Patheon Quality Assurance Representative will sign a Certificate of Compliance/Analysis confirming that the Product has been Manufactured, packaged and tested in. accordance with cGMP and Applicable Laws and meets the requirements of the Master Batch Record and Specifications. These documents will also include the packaging lot numbers, associated batch expiry dates, and quantifies in each shipment. The specific lot number will be the lot number identified on the executed batch record for the finished product being released. Routine release documentation is identified in Appendix VI.

9.3.3	New River Receipts

Release of Products to the market or for use in clinical studies will be undertaken by New River based on New River’s internal procedures and the documentation provided by Patheon. Patheon may not release Product to market.

9.3.4	New River Confirmatory Testing

New River or its affiliates may perform confirmatory testing to validate Patheon’s data.

9.4	Documentation

9.4.1	Requests for Full Documentation

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Patheon agrees to supply New River or its Affiliates with any completed Manufacturing, packaging, testing, or stability data [***] of request.

9.4.2
Patheon will retain, at minimum, batch production records, quality control testing records, all records of shipments of the Product from Patheon, all validation data and other documentation relating to the Product for the time periods required by Applicable Laws with respect to the Product according to Patheon site procedures.

9.4.2.1
Patheon shall make such records and data available for review by New River at Patheon’s Plant upon [***] prior written notice from New River to Patheon and at a time mutually agreeable to both New River and Patheon.

9.4.3
Patheon shall, upon New River’s request, supply to New River a copy of its document retention policy. Upon termination or expiration of this Agreement or prior to destruction of any records, whichever occurs first, Patheon will upon New River’s written request and at New River’s expense, make copies of such records and data for New River.

9.5	Retain Sampling

9.5.1	Retain Samples - Raw Materials

Patheon will retain samples of Active Materials for at least one year beyond the expiry period of the Products in which such Active Materials were used. The amount of sample retained will be [***] required to carry out all of the tests required to determine if the material meets its Specifications.

9.5.2	Retain Samples - Products

Patheon will retain samples of the Products for at least one year beyond the expiry period. The amount of sample retained will be [***] required to early out all of the tests required to determine if the material meets its Specifications.

9.6	Stability

9.6.1	Routine/Commercial Stability Program

9.6.1.1
Patheon is responsible for maintaining a routine stability testing program for the Products, and it will be performed per Patheon site SOPs. Patheon will provide stability data [***] to New River or more frequently if requested by New River.

9.6.1.2
The stability program will be in compliance with any license commitments as notified by New River. At a minimum one lot of each product, of each strength and in each package type (largest to smallest) will be placed on stability each year unless otherwise agreed to in writing by Patheon and New River. The stability program must comply with ICH and FDA guidelines. The stability protocol or any changes must be approved by New River.

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9.6.2	Development (Clinical, Registration, R&D) Stability Program

Patheon will be responsible for performing any development stability required to support the Products. If that development stability is to support projects initiated by Patheon, then Patheon will develop, execute and write reports for the program. All protocols for and reports from such work must be approved by New River.

9.6.3	Stability Failures

Any confirmed problems or out of specification (OOS) results which arise as a result of or during any of the stability programs will be communicated by Patheon to New River [***].

9.6.4	Patheon will supply New River’s Quality Assurance department with completed stability results [***] of receiving a written request.

9.7	Deviations and Investigations

9.7.1	Deviations

Any deviation from the process during Manufacture must be fully investigated according to Patheon’s procedures and will be carefully explained and documented in the batch records, justified and approved by Patheon’s Quality Assurance Department, and included in the documentation package.

9.7.1.1
Any significant “un-planned” process deviations that may impact the quality, compliance or regulatory status of a batch will be forwarded to New River via notification [***] from the discovery of the occurrence.

9.7.1.2	Any “planned” process deviation will be presented for approval to New River Quality Assurance before proceeding with processing.

NOTE: A “deviation” is defined, for purposes of this Section 9.7, as any anomalous event that may occur during the processing of a Batch that is a departure from filed specifications, approved procedures or validated processes. Planned deviations are considered those that occur before a process step is executed and when a batch can be interrupted to consider the ramifications of the proposed process or batch instruction deviation.

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All deviations will be provided to New River in a list format with the batch release documentation as outline in Appendix VI.

9.7.2	Failure Investigations and Out Of Specification (OOS) Results

Patheon is responsible for fully investigating any test result or in-process test that fails to meet Specification per their internal procedures. Each investigation will be reviewed and approved by Patheon’s designated Quality Assurance person. The investigation must evaluate if the failure has jeopardized the safety, efficacy or quality of the product. New River must be notified [***] of the discovery of a confirmed 005 result.

9.7.3	Patheon will notify New River forthwith if any problems are discovered that may impact products batch(s) previously shipped to New River or its Affiliates identifying the Batches in question.

9.7.4	Some deviations/failures may require that additional testing, stability, or validation be conducted. This work will be performed by Patheon as agreed by both Parties.

9.8	Rejection of Product

9.8.1
Patheon will notify New River in writing of any Batch rejected by Patheon. This communication should be accompanied by a completed investigation with regard to the failure and include evaluation of effect of failure on other Batches.

9.8.2
New River or its affiliates will notify Patheon of any problems thought to be due to Manufacture or stability which are found during the distribution of the Product. When requested by New River, Patheon will promptly perform investigations for these problems. Investigation reports will be forwarded to New River as required.

9.9	Dispute Resolution

In the event that a dispute arises between Patheon and New River or its Affiliates in the analysis of the Products, the resolution will proceed according to the procedures set forth in the Manufacturing Agreement.

9.10	Regulatory Inspections

New River’s Director or designate of Quality Assurance will be notified within 1 business day of any inspections by FDA, DEA or similar foreign regulatory authorities regarding New River Products and Patheon will permit a representative from New River on-sit; if requested by New River.

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Patheon will notify New River [***] of receipt of any FDA Form 483 observations, warning letters or the like from regulatory agencies relating to: (i) the Product(s); (ii) the supply of Product(s) or (iii) the facilities used to produce, test or package the Product(s). New River will review and approve responses that relate to the Product(s) before submission to the regulatory agency. Patheon reserves the right to respond to such regulatory agencies without approval, if, in the reasonable opinion of Patheon’s counsel, it is required to do so.

9.11	Regulatory Actions at New River

New River or its affiliates will notify Patheon of any regulatory actions on the Products that may impact Patheon. Additionally, New River will immediately forward any regulatory correspondence on the Products to Patheon.

9.12	Regulatory Investigations

Patheon is responsible for supporting all Batch record investigations associated with regulatory actions. New River must be notified of any such events [***].

9.13	Manufacturing Audits (MA)

9.13.1	Annual MA: New River shall have the right to conduct one Manufacturing Audit (as defined in section 9.13.3) per year. (Such annual Manufacturing Audit to be hereinafter referred to as an “Annual MA”).

9.13.2
Event MA: In addition to the Annual MA, in the event that (i) Patheon receives 483 Observations or a “Warning Letter” from the FDA or any foreign equivalent outside the USA relating to the Manufacture, packaging testing or labeling of the New River Product by Patheon, (ii) Patheon has received a DEA “Letter of Admonishment” or similar notice alleging non-compliance (iii) New River has rejected a Batch of Product where it has been agreed or determined that such Product failed to meet Specifications or cGMP or (iv) for circumstances where New River and Patheon reasonably believe and agree that significant quality and/or compliance issues exist or have been discovered, New River shall have the right to conduct additional Manufacturing Audits according to the terms specified in Section 9.13.3 below (such Event Manufacturing Audit or Audits to be hereinafter referred to as an “Event MA’).

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9.13.3
Manufacturing Audit: For purposes of this Agreement, the term “Manufacturing Audit” shall mean an audit of Patheon’s Plant for the Product by employees and/or agents of New River for purposes of reviewing Patheon’s procedures and processes used in manufacturing the New River Products. Any such agents shall be qualified to conduct manufacturing audits, shall comply with all Patheon’s facility rules regarding safety and security notified by Patheon to New River and its employees and agents and shall execute a written agreement to maintain in confidence all information obtained during the count of any such audit except for disclosure to New River subject to the terms hereof. Each Manufacturing Audit shall be conducted during Patheon’s normal business hours and [***] to Patheon in the case of an Annual MA, or with at least 3 working days notice to Patheon in the case of an Event MA. The dates of the audit will be mutually agreed upon by the Parties. In all cases New River shall ensure that its employees or agents will conduct each Manufacturing Audit so as not, insofar as is reasonably practicable to interfere with the normal and ordinary operation of Patheon’s Plant. During a Manufacturing Audit, upon New River’s request, Patheon shall make available for New River’s review and inspection all equipment and facilities used in or in relation to the Manufacture of a Product, records and support documents (i.e. manufacturing and analytical) with respect to each Batch of the Product and other Raw Materials and packaging components used in the Manufacture or packaging of the Product hereunder. At any such audit, New River shall have the right to obtain copies of such batch records with respect to New River product(s), provided however, that New River pays Patheon for its reasonable costs associated with making such copies. All costs of an Event MA shall be borne by New River unless the requirement for audit arises as a result of the negligence of Patheon or the breach of the terms of this Agreement or the Manufacturing Agreement by Patheon, in which case Patheon shall absorb all costs associated with the audit.

9.13.4	New River or its affiliates or representatives will be escorted at all times by Patheon personnel.

9.13.5	Audit Procedures

9.13.5.1	An exit meeting will be held with representatives from Patheon and New River to discuss significant audit observations.

9.13.5.2
New River will provide a written report of all observations [***] to Patheon. [***] of audit report receipt, Patheon will provide a written response to all findings that details corrective action to be implemented. Patheon will follow up to ensure that all corrective actions are implemented. New River may confirm follow-up action by performing a follow-up audit separate from the Annual MA

9.14	Correspondence:

Each Party shall promptly notify the other Party of; and shall provide the other Party with copies of, any correspondence and other documentation received or prepared by the notifying Party in connection with any of the following events:

9.14.1
Receipt of a 483 Observation Letter or “Warning Letter” from the FDA or any other Regulatory Authority or any relevant foreign equivalent outside the USA in connection with the Manufacture, packaging, testing, storage or security of the Product;

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9.14.2	Any field alert, recall, market withdrawal or correction of any Batch of the Product; or

9.14.3	Any regulatory comments relating to the Manufacture of New River Product(s) requiring a response or action by the notifying Party.

9.15	Product Complaints

New River or its affiliates shall maintain complaint files with respect to the Product(s) in accordance with cGMP’s. New River or its affiliates are responsible for receiving and initially investigating any complaints and will notify Patheon of any complaint that may impact the Product quality Patheon will investigate Product complaints supplied by New River and provide a report to New River promptly but [***] from receipt. The investigation shall be completed in accordance with all cGMP regulations and any other Applicable Laws. New River shall have responsibility for reporting all complaints relating to the Product to the FDA and any other Regulatory Authority including, but not limited to, complaints relating to the Manufacture of the Product as well as adverse thug experience (ADE) reports.

9.16	Product Recalls

New River or its affiliates are responsible for instituting a product recall due to any defect considered sufficiently serious. New River will notify Patheon of any recall that may be due to Patheon. Patheon will work with New River and its affiliates to investigate the recall. Patheon will provide a rapid initial response and a full report [***].

9.17	Compliance Deficiencies

Should Patheon become aware of any issues that could affect the quality, safety, identity or efficacy of any New River Product produced at their facility, Patheon will notify New River in writing [***].

9.18	NDA Field Alerts

Patheon will notify New River (likewise, New River will notify Patheon) [***] of receipt of information meeting NDA Field Alert criteria as defined in 21 CFR 314.81(b)(l). New River is responsible for initiating and submitting NDA Field Alert reports.

10.	CHANGE MANAGEMENT

Product specific Master Batch Records, Raw Material Methods and Specifications, process control Specifications of intermediates and testing methods and Specifications and testing methods will be approved by both New River’s Quality Assurance Department and Patheon’s Quality Assurance Department. No changes to the above documents may be implemented without the signed authorization from an authorized member of the New River Quality Assurance Department. All required regulatory approvals will be obtained prior to implementation. Variations to established production procedures may be initiated by either Party, but must be agreed to in writing by the authorized members of the Quality Assurance Departments of both Parties before implementation. The release status of the Product produced under a variation will be decided as part of the variation approval process. Quality Assurance Departments of Patheon or New River will have the right to assign a final disposition of “rejected” to the batch should they conclude that such action is appropriate.

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11.	PRODUCT AND PROCESS VALIDATION

11.1	Process

New River is responsible for ensuring that the process for Manufacture is validated. The validation should ensure that the process is capable of consistently achieving the Product’s acceptance Specifications. Patheon will generate, internally approve and execute approved validation protocol(s) and may not use any validation protocol or issue a report unless New River technical personnel and New River Quality Assurance have first approved. Patheon will provide all protocols and reports in a timely manner to allow sufficient tune for review, prior to process requirements. New River will review all protocols and validation reports promptly, but [***] of receipt.

11.2	Cleaning Validation

11.2.1
Patheon is responsible for ensuring that adequate cleaning is carried out between batches of different products to prevent contamination. This is achieved and verified with the overall cleaning validation program on site.

11.2.2
New River will provide available information to establish cleaning limits for New River Product(s) within 7 business days of the request- The cleaning procedure and analytical methodology may be reviewed by New River upon request.

11.2.3	Patheon is responsible for having appropriate cleaning procedures for all products manufactured on non-dedicated equipment used to Manufacture New River Product(s).

11.2.4
Patheon is responsible for having appropriate cleaning procedures for New River product(s) manufactured on dedicated equipment. The cleaning procedure and analytical methodology must be reviewed and approved by New River prior to use by Patheon.

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11.3	Equipment, Computer, Facility, and Utilities Qualification

Patheon is responsible for the safe, compliant and efficient working of all equipment, computer, utility and facility qualification activities associated with the products, including maintenance. Patheon is also responsible for the validation and qualification of all equipment, computer, and utilities associated with the Products. As deemed appropriate, equipment shall be qualified prior to use by performing Installation Qualification, Operation Qualification and Performance Qualification (as applicable) using protocols in accordance with all applicable laws, rules and regulations. Should an issue become evident that has or could affect the Products, Patheon will notify New River [***]. Patheon must make available Equipment, Computer, Facility, and Utilities Qualification data during an Annual or Event MA.

11.4	Laboratory Qualifications

11.4.1	Patheon is responsible for ensuring that all laboratories are compliant with cGMPs with regard to systems and equipment qualifications.

11.4.2	Patheon is responsible for maintaining appropriate cGMP documentation procedures in the laboratories (i.e. notebooks, logbooks, sample receipt, sample tracking, SOPs, etc)

11.4.3
Patheon is responsible for ensuring all methodology associated with the Product(s) is appropriately qualified and/or validated, If analytical work is performed at Patheon, then New River will also provide any existing analytical documentation to assist in Methods transfer or Methods validation. Patheon will not use any validation protocol or issue a report unless New River technical personnel and New River Quality Assurance have first approved. New River will review all protocols and reports promptly, but [***].

11.4.4
If analytical work is not performed at Patheon’s site, Patheon may elect to perform an audit on vendors to be used for analytical testing. Should Patheon decide to sub-contract out any quality control work, or approval from New River will be required.

12.	ANNUAL PRODUCT REVIEW, DRUG LISTING, AND ANNUAL REPORTS

12.1	Annual Product Review

Patheon will perform an annual product review on the Products and will issue a report to New River [***] after the conclusion of an annual manufacturing cycle. New River and Patheon will jointly determine the annual reporting cycle. This report will be a review of any changes in the manufacturing packaging, testing or validation of the Product in the previous year; a summary of lots made, released, and rejected; a stability summary. Also, control charting or trend analysis of key Finished Product parameters will be performed on an annual basis per Patheon written procedures. Any abnormalities will be explained in the annual review. This review will be conducted in accordance with 21CFR211.180(e) and any other Applicable Laws.

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12.2	Drug Listing

Patheon is responsible for drug listing as the Manufacturer of the Product(s) while New River and its affiliates are responsible for drug listing as the distributor of the Product(s). New River will provide Patheon copies of all product labeling including package insert, NBA number, name and address of NBA holder, and NBC code which includes labeler code, product code, and packaging code. New River will notify Patheon of the scheduled product launch.

12.3	Annual Reports, IND Updates or Other Regulatory Filings

New River is responsible for preparing any Annual Report, IN]) update or other regulatory filing as required by Applicable Laws, including 21 CFR. 314.7(g)(3), 314.81(b)(2), and/or 601.12 (d), (f)(3). For a routine Annual Report, New River shall request in writing, [***] prior to the due date, the chemistry, manufacturing and controls data required for the submission, Patheon will provide the requested information [***] before the due date. For other regulatory filings New River will request CMC data from Patheon with appropriate advance notice. The standard notice period is [***], however, other time periods shall be satisfactory upon agreement of the parties.

13.	STORAGE AND SHIPPING

13.1	Storage

Patheon will ensure that during storage of the Product(s) that procedures are in place to protect the Products from deterioration, interference, theft, Product contamination or admixture with any other materials. New River will provide details of any labeling requirements and container sealing and integrity requirements.

13.2	Packing and Labeling for Transit

The Product(s) will be suitably packed for transit, each pallet or outer container being labeled in accordance with the approved Specifications and Applicable Laws.

13.3	Mixing of Product

Different lots of a single Product or different types of Products will not be mixed on a pallet.

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13.4	Shipment of Product to New River

Only approved, finished (unless required by New River), labeled Products will be shipped by Patheon to New River or Affiliates Distribution Center. Any shipment of Product from Patheon, which is unapproved, or under quarantine requires prior written consent by New River’s Quality Assurance. This authorization will be on a lot by lot basis.

14.	CONTRACTUAL AGREEMENT

Established at New River Pharmaceuticals Inc., 1881 Grove Avenue, Radford, Virginia 24141

For and on behalf of NEW RIVER PHARMACEUTICALS INC.:

NAME	TITLE	SIGNATURE

For and on behalf of PATHEON PHARMACEUTICALS INC.:

NAME	TITLE	SIGNATURE

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APPENDIX I

Responsibilities Matrix

Patheon is responsible for all the operations that are marked with “X” in the column titled “Patheon” and New River is responsible for all the operations that are marked with C” in the column titled “New River.” If marked with “(X)”, the designated party will cooperate.

(a)	Administrative or Overall

		New River	Patheon
1.	Provide Product Specifications. (Schedule A of MSA)	X
2.	Manufacture and package Product(s) according to the Specifications. (Appendix V)		X
3.	Permit GMP audits of all relevant premises, procedures and documentation by New River and permit inspection by regulatory authorities.		X
4.	Will not subcontract any of the work to a third party without prior written consent of New River.		X
5.	Provide copies of Annual Product Review reports.		X
6.	Provide copies of information and correspondence necessary to support the Annual Report when requested by New River.		X
7.
Notify and obtain approval from New River before initiating any proposed changes to the process, materials, testing, equipment or premises that may affect the Product(s). New River approval will not be unreasonably withheld.

X
8.
Notify New River within [***] of receipt of any FDA Form 483’s, warning letters or the like from regulatory agencies relating to: (i) the Product(s); (ii) the supply of Product(s) or (iii) the facilities used to produce, test or package the Product(s). New River will review and approve responses that relate to the Product(s) before submitting to the regulatory agency. Patheon reserves the right to respond to such regulatory agencies without approval, if, in the reasonable opinion of Patheon’s counsel, it is required to do so.

X
9.	Notify New River within [***] of any regulatory authority requests for samples, batch documentation, or other information related to the Product(s).		X
10.	Conduct operations in compliance with applicable environmental, occupational health and safety laws, and cGMP regulations.		X
11.	Investigate all medical and non-medical product complaints related to the manufacturing of the Product(s).	X	(X)

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12.	Investigate all manufacturing Product complaints at New River’s request.		X
13.	Notify other party within [***] of receipt of information meeting NDA Field Alert criteria as defined in 21 CFR 314.81(b)(l).	X	X
14.	Initiate and submit NDA Field Alert reports.	X
15.	Initiate and manage Product recalls.	X	(X)
16.	Timely liaise with Regulatory Authorities for approval, maintenance and updating of marketing approval.	X

(b)	Validation and Process Testing Activities

		New River	Patheon
1.	Establish applicable validation plans and maintain a validation program for the Product(s).	X	X
2.	Qualify (IQ/OQ) facilities, utilities, laboratory equipment and process equipment.		X
3.	Calibrate instrumentation and qualify computer systems used in the manufacture and testing of the Product(s).		X
4.	Prepare all validation protocols and reports, for manufacturing and packaging operations.	(X)	X
5.	Review and approve master validation plan, and validation protocols and reports for manufacturing and packaging of the Product(s).	X	X
6.	Maintain appropriate equipment cleaning procedures and cleaning validation program.		X
7.	Provide toxicological information to be used in the development of a cleaning program.	X
8.	Validate analytical test methods for finished Product(s).	(X)	X

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(c)	Raw Materials

		New River	Patheon
1.	Provide the master formula including Bill of Materials.	X
2.
Provide approved supplier list. New River to audit and approve API suppliers and ensure cGMP compliance where New River stipulates the supplier. New River stipulated suppliers will be included on New River’s approved supplier list (attached hereto as APPENDIX VII)

X
3.
New River to qualify and approve product specific excipient suppliers and ensure cGMP compliance where New River stipulates the supplier. New River stipulated suppliers will be included on New River’s approved supplier list (APPENDIX VII).

X
4.
Patheon to qualify and approve excipient suppliers and ensure cGMP compliance where Patheon stipulates the suppliers. Patheon stipulated suppliers will be included on the Patheon approved supplier list (APPENDIX VII).

X
5.	Provide API specifications.	X
6.	Procure API (including Certificates of Analysis and Certificates of Compliance).	X
7.	Provide test methods for API (if non-Compendial).	X
8.	Validate non-Compendial testing methods for API.		X
9.	Analyze and release API.		X
10.	Retain reference sample of API for [***] of the last batch of Product(s) manufactured with that material in the Product(s) or such longer period required by law.		X
11.	Procure inactive ingredients (including Certificates of Analysis and Certificates of Compliance)		X
12.	Provide test methods and method validation for inactive ingredients (if non-Compendial).	X
13.	Analyze and release inactive ingredients.		X
14.	Retain reference samples of inactive ingredients [***] or such longer period as required by law.		X
15.	Maintain records and evidence on the testing of raw materials [***] after the materials were last used in the manufacture of the Product(s).		X
16.	At New River’s request, confirm that [***] raw materials purchased by Patheon for the manufacture of Product(s) have a BSE/TSE certificate of compliance from the raw material vendor.		X

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(d)	Bulk Manufacture

		New River	Patheon
1.	Create, control, issue and execute master batch record.		X
2.	Approve master batch record.	X	X
3.	Document, investigate and resolve deviations from approved manufacturing instructions or specifications.	(X)	X

(e)	Packaging

		New River	Patheon
1.	Provide specifications for packaging components.	X	(X)
2.	Review and approve labeling proofs.	X
3.	Provide artwork and labeling text (blister, carton, leaflet, label etc.) specifications.	X
4.	Create control, issue and execute master packaging record.		X
5.	Approve master packaging record.	X	X
6.
Qualify and approve packaging component suppliers. New River to qualify and approve packaging component suppliers and ensure cGMP compliance where New River stipulates the supplier. New River stipulated suppliers will be included on its approved supplier list (APPENDIX VII).

		X	(X)
7.
Patheon to qualify and approve packaging component suppliers and ensure cGMP compliance when Patheon stipulates the supplier. Patheon stipulated suppliers will be included on its approved supplier list (APPENDIX VIII).

X
8.	Provide test methods for packaging components.	(X)	X
9.	Procure packaging components.		X
10.	Analyze and release packaging components.		X
11.	Maintain records and evidence on the testing of packaging/labeling materials [***] after the materials were last used in the packaging/labeling of the Product(s).		X
12.	Document, investigate and resolve any deviation from approved packaging instructions or specifications.		X

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(f)	Testing & Release of Finished Product

		New River	Patheon
1.	Provide finished product specifications. (Schedule A of MSA)	X
2.	Supply/develop analytical test methods for finished product.	(X)	X
3.	Test finished product. Issue CoA/ CoC (Appendix VI)		X
4.	Maintain all batch records for a minimum of [***] past Product(s) expiry date and supply copies of all such records to New River upon request.		X
5.	Notify New River QA of confirmed Out-Of-Specification results within [***].		X
6.	Resolve Out-Of-Specifications results and Issue Quality Observation Report prior to product release.		X
7.	Retain reference samples of finished product for [***] past expiration date.		X
8.	Retain reserve sample of finished product as required by 21 CFR 211.l70(b)(1)		X

(g)	Stability Testing

		New River	Patheon
1.	Provide stability testing protocol for finished Product(s).	X	(X)
2.	Store stability samples.		X
3.	Develop and validate stability indicating assay.	(X)	X
4.	Complete stability testing including data review [***] of stability pull, or earlier as dictated by site SOPs.		X
5.	Report stability data annually or more frequently if requested.		X
6.	Notify New River of any confirmed stability failure for Product(s) supplied to New River [***] and [***].		X

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APPENDIX II
DEFINITIONS

“ANDA” means Abbreviated New Drug Application.

“API” means Active Pharmaceutical Ingredient

“APR” means Annual Product Review as defined in 21 CPR 2

“AR or Annual Report means a regulatory update to a New Drug Application (NDA) or Abbreviated New Drug Application (ANDA) submitted to the FDA (or other such equivalent agency). Typically minor changes to such applications are submitted pursuant to 21 CFR 314.70(4

“BSE” means Bovine Spongiform Encephalopathy.

“CofA” means Certificate of Analysis

“Cot” means Certificate of Compliance

“CFR” means the United States Code of Federal Regulations

“cGMP” means Current Good Manufacturing Practice as described in 21 CFR 210 and 211, or its equivalent foreign counterpart.

“DEA” means Drug Enforcement Administration, or its equivalent foreign counterpart

“Event means an audit initiated by a quality or process event, which warrants Thither investigation by New River. “FDA” means Food & Drug Administration, or its equivalent foreign counterpart

“ICH” means the International Committee on Harmonization.

“IQ’ means Installation Qualification.

“MA” means routine or annual Manufacturing Audit

“MSA” means Manufacturing Services Agreement

“Master Batch Record(s)” mean the approved formulation, manufacturing/packaging instructions, and controls whereby a Batch of Product is manufactured. Master Batch Records must be written per cGMPs for all clinical, registration, stability, and commercial manufacturing processes and may be issued repeatedly of the manufacture of the same Batch of Product

“Methods” means approved analytical testing procedures for Raw Materials, intermediates and final Product.

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“NDA” means New Drug Application or non-US equivalent thereof applicable to or referencing of the API to be supplied hereunder relating to the New River formulation of the finished dose product and owned by New River, and any supplements to such NDA as may be filed during the term hereof

“NDC” means National Drug Code.

“OOS” means Out of Specification.

“OQ” means Operational Qualification.

“Primary Packaging Component” means a component that is or maybe in direct contact with the dosage form and labeling.

“TSE” means Transmissible Spongiform Encephalopathy.

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APPENDIX III
LIST OF CONTACTS
(NAME, PHONE, FAX, E-MAIL)

ISSUE	NEW RIVER PHARMACEUTICALS, INC. or AFFILIATES	PATHEON PHARMACEUTICALS INC.
Product Release	Andy Romano [***]	Chuck Venable [***]
Investigations	Cheryl Zwirgzdas [***]	Chuck Venable [***]
Regulatory Inspections	Andy Romano [***]	David Leuck [***]
Stability	Andy Romano [***]	Chuck Venable [***]
Validation	Andy Romano [***]	Chuck Venable [***]
Complaints	Andy Romano [***]	Phil Bates [***]
Change Management	Andy Romano [***]	Greg Hammer [***]
Audits	Andy Romano [***]	David Leuck [***]
Regulatory Affairs	Andy Romano [***] or Suma Krishnan [***]	Greg Hammer [***]
Emergency	Cheryl Zwirgzdas [***]	Chuck Venable [***]

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APPENDIX IV
Batch Document Audit Schedule

The primary responsibility for batch document review resides with Patheon Pharmaceuticals. New River Pharmaceuticals will conduct a graduated plan for auditing batch documentation. This will supplement the annual cGMP audit, or any other investigations related to quality or batch incidents.

The following table outlines the plans for New River or its affiliates review of batch documentation:

	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

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APPENDIX V
List of Products

Product Name and Strength	Package Configuration	Finished Product Identification Number
[***]	Bulk
[***]	Bulk
[***]	Bulk

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APPENDIX VI
Release Documentation

The release documentation for all batches will include a Certificate of Analysis (COA), a Certificate of Conformance (COC), and a list of all process or testing deviations for this batch.

A Certificate of Analysis
This document will list the following:
•	The Product Name
•	The Batch Number
•	The Date of Manufacture
•	All Analytical Test Results and Specifications
•	All Microbiological Test Results
•	Certification that all Specifications have been met.

A Certificate of Conformance (
This document will attest to the fact that the batch of products was made in accordance with all applicable regulations, product licenses, and company policies. This document will include:
•	Product name
•	Lot number
•	Batch quantity approved
•	Expiry date
•	A statement confirming that the batch record conforms to cGMP requirements and has been reviewed and approved by Patheon’s Quality Assurance.

Patheon’s authorized Quality Assurance personnel will sign the above certificates.

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APPENDIX VII
New River Approved Supplier List

NOTE: Approval of these API suppliers in pending approval of NRP1O4 NDA by FDA.

1.	[***]

2.	[***]

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APPENDIX VIII
Patheon Approved Supplier List

Material	Approved Supplies(s)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

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SCHEDULE H

QUARTERLY ACTIVE MATERIAL INVENTORY REPORT

TO:	NEW RIVER PHARMACEUTICALS INC.

FROM:	PATHEON PHARMACEUTICALS INC.

RE:	Active Materials quarterly inventory report pursuant to Section 2.4(a) of the Manufacturing Services Agreement dated (the “Agreement”)

Reporting quarter:

Active Materials on hand at beginning of quarter:	kg	(A)

Active Materials on hand at end of quarter:	kg	(B)

Quantity Received during quarter:	kg	(C)

Quantity Dispensed during quarter:	kg
(A + C - B)

Quantity Converted during quarter:	kg
(total Active Materials in Products produced and not rejected, recalled or returned)

Capitalized terms used in this report have the meanings given to such terms in the Agreement.

DATE:

PATHEON PHARMACEUTICALS NC.

Per:

Name:

Title:

    ______________________________________

1    Excludes any Active Materials received or dispensed in connection with technical transfer activities or development activities, including, without limitation, any regulatory, stability, validation or test batches manufactured during the quarter.

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EXECUTION VERSION

SCHEDULE I

REPORT OF ANNUAL ACTIVE MATERIAL INVENTORY RECONCILIATION
AND
CALCULATION OF ACTUAL ANNUAL YIELD.

TO:	NEW RIVER PHARMACEUTICALS NC.

FROM:	PATHEON PHARMACEUTICALS NC.

RE:	Active Materials annual inventory reconciliation report and calculation of Actual Annual Yield pursuant to Section 2.4(a) of the Manufacturing Services Agreement dated’ (the “Agreement

Reporting Year Ending:

Active Materials on hand at beginning of Year:	kg	(A)

Active Materials on hand at end of Year:	kg	(B)

Quantity Received during Year:	kg	(C)

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Quantity during Year:		kg	(D)
(A +C - B)

Quantity Converted during Year:		kg	(E)
(total Active Materials in Products produced and not rejected, recalled or returned)

Active Materials Cost:	$	kg	(F)

Target Yield:		kg	(G)

Actual Annual Yield:		kg	(H)
((E/D) * 100)

    ______________________________________

2    Excludes any Active Materials received or dispensed in connection with technical transfer activities or development activities, including, without limitation, any regulatory, stability, validation or test batches manufactured during the quarter.

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EXECUTION VERSION

Shortfall:         $___________________________  (I)
(((H --3% - I)/100) * * D) (if a negative number, insert zero)

Based on the foregoing reimbursement calculation ______________________ will reimburse __________________the amount of $__________________

Capitalized terms used in this report have the meanings given to such terms in the Agreement.

DATE:

PATHEON PHARMACEUTICALS NC.

Per:
Name:
Title:

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